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                                                                    Exhibit 10.5

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                         SHOPPING CENTER LEASE AGREEMENT

                                 by and between

                                FIESTA MART, INC.

                                   (Landlord)

                                       and

                                 C. A. I., L.P.

                                    (Tenant)

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                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

ARTICLE I. DEFINITIONS AND BASIC LEASE PROVISIONS ...........................1
   1.1   Certain Defined Terms ..............................................1
   1.2   Construction of Definitions ........................................4

ARTICLE II. TERM ............................................................4

ARTICLE III. ACCEPTANCE OF PREMISES .........................................4
   3.1   Suitability of Demised Premises ....................................4
   3.2   Tender of Possession ...............................................5
   3.3   Memorandum of Lease ................................................5
   3.4   [Intentionally Left Blank] .........................................5

ARTICLE IV. RENTAL ..........................................................5
   4.1   Accrual of Rental ..................................................5
   4.2   Minimum Guaranteed Rental ..........................................5
   4.3   Intentionally Left Blank ...........................................5
   4.4   Intentionally Left Blank ...........................................5
   4.5   Intentionally Left Blank ...........................................5
   4.6   Interest on Past Due Rentals .......................................5
   4.7   Intentionally Left Blank ...........................................5
   4.8   Late Charge; Returned Checks .......................................5

ARTICLE V. INTENTIONALLY LEFT BLANK .........................................6

ARTICLE VI. COMMON AREA .....................................................6
   6.1   Use and Regulation of Common Area ..................................6
   6.2   Substitute Parking .................................................7
   6.3   Maintenance of Common Area .........................................7
   6.4   Common Area Costs ..................................................7
   6.5   Tenant's Audit Rights ..............................................8

ARTICLE VII. USE ............................................................8
   7.1   Use of Demised Premises ............................................8
   7.2   Continuous Operation ...............................................8
   7.3   Operation of Business ..............................................9
   7.4   Disposal of Trash ..................................................9
   7.5   Compliance with Laws ...............................................9
   7.6   Alterations by Landlord ............................................9

ARTICLE VIII. MAINTENANCE AND REPAIRS .......................................9
   8.1   Landlord's Obligations .............................................9
   8.2   Tenant's Obligations ..............................................10

ARTICLE IX. ALTERATIONS ....................................................10
   9.1   Required Approval and Renewals ....................................10
   9.2   Construction by Tenant ............................................10

ARTICLE X. ACCESS ..........................................................10
   10.1   Entry by Landlord ................................................10
   10.2   Placement of Signs ...............................................11

ARTICLE XI. EXTERIOR CHANGES AND SIGNS .....................................11

ARTICLE XII. UTILITIES .....................................................11
   12.1   Facilities .......................................................11

                                       (i)

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   12.2   Payment for Services .............................................11
   12.3   Water Usage Charges ..............................................11
   12.4   Interruption in Service ..........................................12
   12.5   Utility Deregulation .............................................12

ARTICLE XIII. INSURANCE AND INDEMNITY ......................................12
   13.1   Indemnity ........................................................12
   13.2   Tenant's Liability Insurance .....................................12
   13.3   Tenant's Fire Insurance ..........................................13
   13.4   Landlord's Liability Insurance ...................................13
   13.5   Landlord's Fire and Extended Coverage Insurance ..................13
   13.6   Waiver of Subrogation ............................................13

ARTICLE XIV. LANDLORD'S LIABILITY ..........................................14

ARTICLE XV. DAMAGE BY FIRE AND OTHER CAUSES ................................14
   15.1   Notice of Loss ...................................................14
   15.2   Demised Premises Usable ..........................................14
   15.3   Demised Premises Unusable ........................................14
   15.4   Damage to Shopping Center ........................................14
   15.5   Scope of Repair by Landlord ......................................14
   15.6   Continuation of Tenant's Business ................................15
   15.7   Commencement of Repairs ..........................................15

ARTICLE XVI. EMINENT DOMAIN ................................................15
   16.1   Major Taking .....................................................15
   16.2   Minor Taking .....................................................15
   16.3   Taking of Common Area ............................................15
   16.4   Award.............................................................16

ARTICLE XVII. ASSIGNMENT AND SUBLETTING ....................................16
   17.1   Prohibition ......................................................16
   17.2   Permitted Assignments and Subleases ..............................16
   17.3   Sublease of Surrender Space ......................................17
   17.4   Conditions to Consent ............................................17
   17.5   Transfer by Landlord .............................................17

ARTICLE XVIII. TAXES AND INSURANCE PREMIUMS ................................18
   18.1   Taxes on Tenant's Property .......................................18
   18.2   Taxes ............................................................18
   18.3   Substitute Taxes .................................................18
   18.4   Insurance Premiums ...............................................18

ARTICLE XIX. DEFAULT .......................................................19
   19.1   Events of Default ................................................19
   19.2   Remedies .........................................................19
   19.3   Alteration of Locks ..............................................20
   19.4   Landlord's Right to Cure Defaults ................................20
   19.5   Termination by Landlord ..........................................20
   19.6   Termination of Tenant's Right to Possession ......................21
   19.7   Obligation to Relet ..............................................21
   19.8   Injunctive Relief ................................................21
   19.9   Expenses of Litigation ...........................................21
   19.10  Default by Landlord ..............................................22
   19.11  Prepaid Rental ...................................................22

ARTICLE XX. WAIVER OF LANDLORD'S LIEN ......................................22

ARTICLE XXI. HOLDING OVER ..................................................23

                                      (ii)

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ARTICLE XXII. SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE ................23
   22.1   No Prior Lien on Shopping Center .................................23
   22.2   Conditional Subordination to Future First Lien ...................23
   22.3   Notice to Mortgagee ..............................................23

ARTICLE XXIII. [INTENTIONALLY LEFT BLANK ...................................23

ARTICLE XXIV. [INTENTIONALLY LEFT BLANK ....................................23

ARTICLE XXV. NOTICES .......................................................23

ARTICLE XXVI. [INTENTIONALLY LEFT BLANK] ...................................24

ARTICLE XXVII. LEASEHOLD MORTGAGES .........................................24
   27.1   Leasehold Mortgages ..............................................24
   27.2   Event of Default .................................................24
   27.3   Exercise of Remedies .............................................24
   27.4   Termination of Lease .............................................24
   27.5   Limited Liability ................................................24
   27.6   Lender's Agreement ...............................................25

ARTICLE XXVIII. MISCELLANEOUS ..............................................25
   28.1   Relationship Between Parties .....................................25
   28.2   Independent Obligations ..........................................25
   28.3   Landlord's and Tenant's Liability  ...............................25
   28.4   Consent of Parties ...............................................25
   28.5   No Waivers .......................................................25
   28.6   Force Majeure ....................................................26
   28.7   Certifications; Financial Statements .............................26
   28.8   Governing Law ....................................................26
   28.9   No Bankruptcy ....................................................26
   28.10  Captions .........................................................26
   28.11  Genders ..........................................................26
   28.12  Successors .......................................................26
   28.13  Entire Agreement .................................................26
   28.14  Time of the Essence ..............................................27
   28.15  [Intentionally Left Blank] .......................................27
   28.16  [Intentionally Left Blank ........................................27
   28.17  Brokers ..........................................................27
   28.18  Disclaimers ......................................................27
   28.19  Preliminary Negotiations .........................................27

ARTICLE XXIX. REPRESENTATIONS AND WARRANTIES ...............................27
   29.1   Landlord's Affirmative Covenants .................................27
   29.2   Landlord's Negative Covenants ....................................28
   29.3   Landlord's Representations .......................................28
   29.4   Tenant's Affirmative Covenants ...................................29
   29.5   Tenant's Negative Covenants ......................................30
   29.6   Tenant's Representations .........................................31
   29.7   Surrender Space ..................................................31

Exhibit A - Legal Description
Exhibit B - Site Plan
Exhibit C - Construction Rider
Exhibit D - Sign and Graphics Criteria
Exhibit E - Guaranty Agreement
Exhibit F - Trash Disposal Rider

                                     (iii)

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Exhibit G - Confirmation of Demised Premises
Exhibit H - Options to Renew
Exhibit I - Subordination, Non-Disturbance and Attornment Agreement Exhibit J - Landlord's Agreement
Exhibit K - Tax Abatement Provisions

                                      (iv)

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                        SHOPPING CENTER LEASE AGREEMENT

This Shopping Center Lease Agreement is entered into as of the 3rd day of May, 2000, (the "Effective Date") by and between the Landlord and the Tenant hereinafter named.

ARTICLE I. DEFINITIONS AND BASIC LEASE PROVISIONS

     1.1  Certain Defined Terms

          (a)  Landlord:                      FIESTA MART, INC.

          (b)  Landlord's Address:

               (i)  For Payment of            P. O. Box 297794
                    of Rent:                  Houston, Texas 77297-0794

               (ii) For Notices:              c/o United Equities Incorporated
                                              6909 Ashcroft, Suite 200
                                              Houston, Texas 77081

               (iii)Copy To:                  Charles H. Carmouche
                                              General Counsel
                                              Fiesta Mart, Inc.
                                              5235 Katy Freeway
                                              Houston, Texas 77007

          (c)  Tenant:                        C.A.I., L.P.,
                                              a Texas limited partnership

          (d)  Tenant's Address:

               (i)  At the Demised
                    Premises:                 c/o Conn Appliances, Inc.
                                              3295 College Avenue, Suite A
                                              Beaumont, Texas 77701

               (ii) For Notices:

                    (A)  Prior to the         c/o Conn Appliances, Inc.
                         Commencement         209 North 11th St.
                         Date:                Beaumont, TX 77702

                    (B)  From and after the   c/o Conn Appliances, Inc.
                         Commencement         3295 College Avenue, Suite A
                         Date:                Beaumont, TX 77701

               (iii)Contact                   Thomas J. Frank, CEO

               (iv) Copy To:                  C.C. Crutchfield, Jr.
                                              Crutchfield, DeCordova & Chauveaux
                                              210 Stedman Building
                                              490 Park Street
                                              Beaumont, TX 77701

          (e)  Tenant's Taxpayer
               Identification Number
               or Social Security
               Number:                        76-0612662

               Tenant's Telephone No:         (409) 832-1696

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               Tenant's Telecopy No:          (409) 835-7069

          (f)  Tenant's Trade Name:           "Conn's" and "Conn Appliances"

          (g) Additional Charges: All rental and other amounts payable under this Lease by Tenant, other than Minimum Guaranteed Rental.

          (h) Commencement Date: The earlier of (i) one hundred twenty (120) days after tender of possession of the Demised Premises to Tenant by Landlord, or (ii) five (5) days after a certificate of occupancy is issued with respect to the Demised Premises.

          (i) Demised Premises: Approximately 88,283 square feet of space in the Shopping Center and being the space circumscribed by red lines on the Site Plan attached hereto as Exhibit "B". Tenant acknowledges that in determining the number of square feet of space in the Demised Premises, all distances have been measured from the exterior face of all exterior walls and the center of all partition walls which separate the Demised Premises from any interior area. Upon determination of the exact square footage of the Demised Premises, Tenant will execute a Confirmation of Demised Premises reflecting the size of the Demised Premises and matters related thereto, the form and substance of which is attached hereto as Exhibit "G". With regard to the Site Plan, the parties agree that the Site Plan is attached solely for the purpose of locating the Shopping Center and the Demised Premises within the Shopping Center and that no representation, warranty or covenant is to be implied by any other information shown on the Site Plan (i.e., any information as to buildings, tenants or prospective tenants, etc. and is subject to change at any time).

          (j) Guarantor; Conn Appliances, Inc. The form of the Guaranty Agreement is attached as Exhibit "E").

          (k) Late Charge: Ten percent (10%) of the delinquent amount on which the Late Charge is imposed, as set forth in Section 4.8 below.

          (1)  Lease: This Shopping Center Lease Agreement.

          (m) Lease Term: The period beginning on the Commencement Date and ending on the last day of the one hundred twentieth (120th) full calendar month after the Commencement Date.

          (n) Lease Year: In the case of the first Lease Year, the period beginning on the Commencement Date and ending on the last day of the twelfth (12th) full calendar month after the Commencement Date. Such first Lease Year shall include the partial month, if any, at the commencement of the Lease Term if the Lease Term does not commence on the first (1st) day of a calendar month. Each subsequent Lease Year shall be the period of twelve (12) full calendar months commencing with the date following the last day of the preceding Lease Year and ending on the last day of the twelfth (12th) full calendar month thereafter.

          (o) Minimum Guaranteed Rental: $2,618,400.00, payable in monthly installments as follows:

                    Months   Monthly Rental
                    ------   --------------
                    1-12       $17,722.00
                    13-60      $20,232.00
                    61-120     $23,910.00

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          (p)  Options to Renew: Two (2) two five (5) year options pursuant to the provisions of Exhibit "H" attached hereto.

          (q)  Intentionally left blank.

          (r)  Intentionally left blank

          (s) Permitted Use: Only for general office purposes and uses related directly thereto, and for no other purpose whatsoever.

          (t) Prepaid Rental and other charges: $24,269.66, being Minimum Guaranteed Rental, Tenant's Estimated Pro Rata Share of Common Area Costs, Real Estate Taxes, and Insurance Premiums for the first month of the Lease Term.

          (u)  Rent: All Minimum Guaranteed Rental and Additional Charges.

          (v)  Security Deposit: - None -

          (w) Shopping Center: Beaumont Shopping Center, a commercial shopping center consisting of the existing and future buildings, parking areas, sidewalks, service areas and other improvements now existing or hereafter erected on the land located in the City of Beaumont, Jefferson County, Texas, more particularly described in Exhibit "A" attached hereto and made a part hereof for all purposes.

          (x) Site Plan: The map outlining the Shopping Center and showing the Demised Premises in relation thereto, attached hereto as Exhibit "B" and made a part hereof for all purposes.

          (y) Tenant's Pro Rata Share: A fraction having as its numerator the total number of square feet contained in the Demised Premises, as set forth in Section 1.1(i) and having as its denominator the total number of square feet contained in all rentable space in all buildings in the Shopping Center (whether or not actually leased) on the first day of January for the relevant calendar year for which any calculation of Tenant's pro rata share is being made. On the Effective Date hereof, Landlord represents that the specified fraction is 88,283/137,514.

          (z) Tenant's Pro Rata Share of Common Area Costs: Estimated to be $43,258.18 for the first calendar year, based on an annual amount equal to $0.49 per square foot of floor area in the Demised Premises, payable in equal monthly installments of $3,604.89, subject to adjustment as provided in Sections 6.4 and 6.5 below. Should Tenant occupy the Demised Premises for any period less than the full calendar year, Tenant's Pro Rata Share of Common Area Costs shall be prorated accordingly to reflect the amount of time Tenant actually occupies the Demised Premises.

          (aa) Tenant's Pro Rata Share of Insurance Premiums: Estimated to be $5,297.04 for the first calendar year, based on an annual amount equal to $0.06 per square foot of floor area in the Demised Premises, payable in equal monthly installments of $441.42, subject to adjustment as provided in Section 18.4. Should Tenant occupy the Demised Premises for any period less than the full calendar year, Tenant's Pro Rata Share of Insurance Premiums shall be prorated accordingly to reflect the amount of time Tenant actually occupies the Demised Premises.

          (bb) Tenant's Pro Rata Share of Taxes: Estimated to be $30,016.20 for the first calendar year, based on an annual amount equal to $0.34 per square foot of floor area in the Demised Premises, payable in equal monthly installments of

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               $2,501.35, subject to adjustment as provided in Section 18.2.
               Should Tenant occupy the Demised Premises for any period less than the full calendar year, Tenant's Pro Rata Share of Taxes shall be prorated accordingly to reflect the amount of time Tenant actually occupies the Demised Premises.

          (cc) Hazardous Substance shall mean any substance or material defined or designated as hazardous or toxic waste, hazardous or toxic material, a hazardous or toxic substance, or other similar term, by any federal, state or local environmental health, safety or similar laws, statutes, rules, regulations or ordinances presently in effect or which may be promulgated in the future, as such laws, statutes, rules, regulations and/or ordinances may be supplemented or amended from time to time (collectively, "Environmental Laws").

     1.2 Construction of Definitions. Each of the foregoing definitions and basic provisions shall be construed in conjunction with and limited by the references thereto in the other provisions of this Lease.

ARTICLE II. TERM

     In consideration of the obligation of Tenant to pay Rent as herein provided and perform Tenant's other obligations performable by Tenant under the provisions of this Lease, and in consideration of the other terms, covenants and conditions hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord, the Demised Premises. TO HAVE AND TO HOLD the Demised Premises for the Lease Term all upon the terms and conditions set forth in this Lease. Landlord further agrees that if Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the continuance of this Lease have peaceful and quiet possession of the Demised Premises.

ARTICLE III. ACCEPTANCE OF PREMISES

     3.1 Suitability of Demised Premises. By occupying the Demised Premises, Tenant shall be deemed to have accepted the same and to have acknowledged that the same comply fully with Landlord's covenants and obligations hereunder. Tenant represents and warrants to Landlord that Tenant has, prior to the execution of this Lease, fully inspected the Demised Premises and that Tenant has made, performed and obtained all studies, inspections, reports and tests that Tenant desires relative to the condition of the Demised Premises and Tenant's proposed use thereof. Tenant acknowledges and agrees that, except as otherwise expressly provided in this Lease, Tenant is accepting the Demised Premises in its present "AS-IS," "WHERE-IS" condition, "WITH ALL FAULTS". Tenant further represents and warrants that it has used all due diligence in conducting such studies, inspections and tests on the Demised Premises that Tenant deemed necessary or appropriate. By execution of this Lease by Tenant, Tenant shall be deemed to have acknowledged that the roof, mechanical, electrical and plumbing systems and the heating and air conditioning system with respect to the Demised Premises are in good working condition, reasonable wear and tear excepted and that Landlord is under no obligation to make any improvements whatsoever with respect to the Demised Premises or the Shopping Center. Tenant further acknowledges that except as herein expressly set forth with specificity to the contrary, Landlord has not made and does not make, and Landlord hereby disclaims, any and all other warranties, expressed or implied, which in any way relate to the Demised Premises or the condition thereof, including, without limitation, any implied warranty of suitability or habitability. Tenant further understands that Landlord has relied upon Tenant's representations and warranties aforesaid and Tenant's having made all inspections desired by Tenant prior to leasing the Demised Premises from Landlord, and that but for such inspections by Tenant, Landlord would not have leased the Demised Premises to Tenant. Additionally, the parties hereto agree that the obligation of Tenant to pay all Rent and other sums hereunder provided to be paid by Tenant, and the obligation of Landlord to perform Landlord's covenants and duties hereunder constitute independent, separate and unconditional obligations to be performed at all times provided for hereunder, save and except only when an abatement thereof or reduction therein is expressly provided for herein and not otherwise. Except as herein expressly provided to the contrary, Tenant waives and relinquishes all rights which Tenant might have to

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claim any nature of a lien against or withhold or deduct from or offset against any Rent or other sums provided hereunder to be paid to Landlord by Tenant, including without limitation, any rights Tenant might otherwise have under
Section 91.004 of the Texas Property Code.

     3.2 Tender of Possession. Possession for the purpose of performing the Tenant Work as hereinafter defined, will be tendered on the date that Landlord executes this Lease (the "Delivery Date").

     3.3 Memorandum of Lease. Tenant agrees that at the request of Landlord it will execute and deliver a short form or memorandum of lease in recordable form containing the basic provisions of this Lease and acknowledging that Tenant has accepted possession and reciting the exact Commencement Date and termination date of this Lease.

     3.4 [Intentionally Left Blank].

ARTICLE IV. RENTAL

     4.1 Accrual of Rental. Rental shall accrue hereunder from the Commencement Date, and shall be payable to Landlord at the address specified in Section 1.1(b)(i) above, or at such other address as Landlord may designate from time to time by written notice to Tenant. All Rent and other- sums provided to be paid by Tenant hereunder shall be due and payable to Landlord without demand, deduction, abatement or set-off except as expressly provided herein.

     4.2 Minimum Guaranteed Rental. Tenant shall pay to Landlord Minimum Guaranteed Rental in monthly installments in the amounts specified in Section
1.1 (o) above. The number of installments of Minimum Guaranteed Rental included in the amount specified in Section 1.1(t) shall be due and payable on the execution of this Lease by Tenant and subsequent installments shall be due and payable on or before the first day of each calendar month during the Lease Term; provided that if the Commencement Date is a date other than the first day of a calendar month, there shall be due and payable on or before such date as Minimum Guaranteed Rental for the balance of such calendar month a sum equal to that proportion of the Minimum Guaranteed Rental specified for the first full calendar month as herein provided, which the number of days from the Commencement Date to the end of the calendar month during which the Commencement Date shall fall bears to the total number of days in such month.

     4.3 Intentionally Left Blank.

     4.4 Intentionally Left Blank.

     4.5 Intentionally Left Blank.

     4.6 Interest on Past Due Rentals. It is understood that the Minimum Guaranteed Rental and Additional Charges are payable on or before the first day of the month (as provided elsewhere in this Lease), without offset or deduction of any nature. In the event any Rent is not received within three (3) business days after its due date for any reason whatsoever, it is agreed that the amount then due shall bear interest at the maximum contractual rate which could legally be charged under applicable law in the event of a loan of such amounts to Tenant (but in no event to exceed 1-1/2% per month), such interest to accrue continuously on any unpaid balance due to Landlord by Tenant during the period commencing with the aforesaid due date and terminating with the date on which Tenant makes full payment of all amounts, owing to Landlord at the time of said payment. Any such interest shall be payable as an Additional Charge hereunder and shall be payable immediately on demand.

     4.7 Intentionally Left Blank.

     4.8 Late Charge; Returned Checks. If any Rent is not received by Landlord prior to three (3) business days after Landlord's written notice to Tenant that monthly Rent has not been received, the Late Charge shall be due and payable (in addition thereto). Notwithstanding the foregoing, Landlord shall only be obligated to provide two (2) such notices during any Lease Year, after which, no further notice shall be required and the Late Charge shall be due and payable three (3) business days after the Rent's due date. Such Late Charge is for the purpose of reimbursing Landlord for the extra cost and expense incurred in connection with the handling and processing of such late payment. To the extent any personal or corporate check is returned to Landlord, Tenant will pay Landlord a fee equal to $100.00 to reimburse Landlord for the extra cost and expense incurred in connection with the handling and processing of such returned item.

ARTICLE V. INTENTIONALLY LEFT BLANK.

ARTICLE VI. COMMON AREA

     6.1 Use and Regulation of Common Area. The term "Common Area" is defined for all purposes of this Lease as that part of the Shopping Center intended for the common use of all tenants, including among other facilities (as such may be applicable to the Shopping Center) parking areas, private streets and alleys, landscaping, curbs, loading area, sidewalks, malls and promenades (enclosed or otherwise), gutters and down-spouts, sprinkler risers serving all or any buildings in the Shopping Center, drainage facilities, lighting facilities, drinking fountains, meeting rooms, public toilets, Shopping Center signs, service areas, common utility lines, pipes and conduits and the like but excluding space in buildings (now or hereafter existing) designed for rental for commercial purposes, as the same may exist from time to time, and further excluding streets and alleys maintained by a public authority. Landlord reserves the right to change from time to time the dimensions and location of the Common Area including, without limitation, changes in the location or configuration of driveways, entrances, exits, vehicular parking spaces, parking areas or the direction of the flow of traffic, as well as the dimensions, identity and type of any buildings in the Shopping Center. Except as hereinafter provided, Tenant, and its employees and customers, and when duly authorized pursuant to the provisions of this Lease, its subtenants, licensees and concessionaires, shall have the non-exclusive right to use the Common Area as constituted from time to time, such use to be in common with Landlord, other tenants of the Shopping Center and other persons permitted by Landlord to use the same, and subject to such reasonable rules and regulations governing use as Landlord may from time to time uniformly prescribe, except that in all events, since Tenant will not be conducting a retail sales operation from the Demised Premises, Tenant's employees, invitees, subtenants, licensees and concessionaires shall be entitled to park at all times, on an equal basis, first come, first served, upon the general parking areas of the Shopping Center, as Shopping Center customers and/or invitees of other tenants, and not as "employees". Tenant will not load or unload any trucks or permit any trucks serving the Demised Premises, whether owned by Tenant or not, to be loaded or unloaded in the Shopping Center, except in the areas specifically designated for such use by Landlord. Tenant shall not solicit business or display or offer for sale merchandise within the Common Area or at any other point outside the Demised Premises or distribute handbills in the Common Area or take any action which would interfere with the rights of other persons to use the Common Area. In addition, Tenant shall not hang, place or otherwise maintain or permit to be hanged, placed or otherwise maintained in the Common Area or on any building in the Shopping Center any sign, banner or pennant. If Tenant violates the foregoing prohibition, Landlord shall have the right to remove any such unauthorized sign, banner or pennant and dispose of the same as Landlord sees fit, and Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in effecting such removal and disposition. Landlord may temporarily close any part of the Common Area for such periods of time as may be reasonably necessary to make repairs or alterations or to prevent the public from obtaining prescriptive rights. Landlord shall have the right to designate specified smoking areas in the Common Area and Tenant shall cause its employees to utilize this smoking area as the only permitted area in the Shopping Center where smoking by Tenant's employees shall be permitted. Tenant shall be obligated to clean and maintain the smoking area and receptacles placed therein at Tenant's sole cost and expense. Should Tenant fail to properly maintain said area, Landlord shall be entitled to maintain and clean the smoking area whereupon Tenant shall be obligated to reimburse Landlord for the cost thereof within thirty (30) days of being invoiced therefore. Notwithstanding anything contained in this Lease to the contrary, certain portions of the parking area located in the Shopping Center are hereby designated as exclusive parking for Tenant while other areas have been designated as exclusive parking for Specialties Entertainment, Inc. dba Golden Nugget Bingo ("Specialties"), all as depicted more fully on the Site Plan attached hereto as Exhibit "B". Landlord shall, as a Common Area Cost, properly mark and designate those areas which are for the exclusive parking of Tenant and Specialties, respectively. Any portion of the parking areas not designated as either exclusive for Tenant or

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Specialties are available for use by all tenants of the Shopping Center. Nothing contained herein is intended to authorize Tenant to tow any unauthorized vehicles parked in Tenant's exclusive parking areas.

     6.2 Substitute Parking. Landlord may from time to time substitute, as to all tenants of the Shopping Center on a uniform basis, for any parking area other areas reasonably accessible to the tenants of the Shopping Center, which areas may be elevated, surface or underground.

     6.3 Maintenance of Common Area. Landlord shall be responsible for the operation, management, and maintenance of the Common Area, the manner of such maintenance and the expenditures therefor to be in the sole discretion of Landlord, conditioned that operation, management and maintenance shall be consistent with standard shopping center practices of similar sized shopping centers in Beaumont, Jefferson County, Texas.

     6.4 Common Area Costs. In addition to Rent and other charges prescribed in this Lease, Tenant shall pay to Landlord Tenant's Pro Rata Share of Common Area Costs. The term "Common Area Costs", as used herein, means all costs and expenses of every kind and nature which may be paid or incurred by Landlord during the Lease Term in operating, managing, policing, equipping, lighting, repairing, replacing and maintaining the Common Area, including, without limitation, costs of resurfacing and re-striping the parking area; repainting, cleaning, sweeping, and other janitorial services provided to the Common Area; security guards and other security services and systems (Landlord makes no representation it will provide any security services whatsoever); purchase, construction and maintenance of refuse receptacles; planting and re-landscaping including the cost of installing and maintaining a sprinkler system and related equipment; cost of maintaining or installing directional signs and other markers; car stops; traffic control expenses including the cost of hiring off duty policemen for such purpose; lighting and other utilities provided to the Common Area, including the cost of tubes, bulbs and ballasts; repairing and maintaining overhead canopies; repairing gutters and down-spouts; exterminating and pest control in and about the Shopping Center; professional fees and expenses incurred by Landlord for ad valorem tax consultants or tax-rendering services; maintenance and repair (but not replacement) of utility systems, including water, sanitary and storm sewer lines and other utility lines, pipes and conduits within the Common Area; drainage systems serving the Shopping Center; rental charges or depreciation if owned, for machinery and equipment used in operation, maintenance and repair of the Common Area; installing, operating and maintaining Shopping Center identification signs; premiums on public liability and property damage insurance; costs of personnel to implement all of the foregoing, including wages, unemployment taxes, social security taxes and workmen's compensation insurance premiums; personal property taxes; fees for required licenses and permits; supplies; any modifications to the Common Area precipitated by applicable governmental statutes, regulations, rules or demands, including without limitation, the Americans With Disabilities Act; and an allowance to Landlord for Landlord's supervision of the Common Area and for accounting, bookkeeping and collection costs in an amount equal to fifteen percent (15%) of the total of all Common Area Costs (but there shall be excluded from Common Area Costs depreciation of the cost of constructing, erecting and installing the Common Area). Landlord may cause any or all of said services to be provided by a third party contractor or contractors (which may be an affiliate of Landlord) and all fees, charges and expenses paid to such contractors shall be a Common Area Cost. Tenant shall make such payments to Landlord monthly, in advance, with the regular monthly installments of Minimum Guaranteed Rental due and payable pursuant to this Lease, such monthly payments being based upon the Landlord's estimate of the annual Common Area Costs, payable in advance but subject to adjustment from time to time by Landlord during the Lease Term on the basis of the actual Common Area Costs for such calendar year. Following the end of each calendar year occurring during the Lease Term, Landlord will give Tenant notice of the total amount paid by Tenant for the relevant calendar year together with the actual amount of Tenant's Share of Common Area Costs for such calendar year. If the actual amount of Tenant's Share of such Common Area Costs with respect to such period exceeds the aggregate amount previously paid by Tenant with respect thereto during the such period, Tenant shall pay to Landlord the deficiency within ten (10) days following notice from Landlord. If, however, the aggregate amount previously paid by Tenant with respect thereto exceeds Tenant's Share of such Common Area Costs for such period, then, Landlord shall refund such net surplus to Tenant.

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     6.5 Tenant's Audit Rights. Landlord will maintain accurate records of all costs and expenses incurred by Landlord which constitute Common Area Costs. Tenant shall have the right to inspect and/or audit Landlord's books and records relating to Common Area Costs and request copies of specific supporting documentation pertaining thereto for any Lease Year during the Lease Term and any renewal thereof. Should Tenant elect to audit the Common Area Costs, Tenant shall advise Landlord in writing of such request within one hundred twenty (120) days of Tenant's receipt of the year end reconciliation reflecting the total amount due and owing from Tenant with respect to the immediately preceding calendar year. Should Tenant fail to timely elect to proceed with its audit rights pursuant hereto, Tenant shall be deemed to have accepted Landlord's report and Tenant shall have no right to proceed with the audit for such calendar year. Any such inspection or audit conducted by Tenant shall be conducted at Landlord's office during normal business hours. Tenant shall not be entitled to have more than two people in Landlord's office at any time and Tenant shall proceed on an expedited basis to conclude such audit in a reasonable time. If Landlord and Tenant mutually agree that an error occurred and the amount of such error, Landlord shall refund Tenant such amount within thirty (30) days or Tenant shall pay within thirty (30) days such additional amount to Landlord as reflected by the audit. If the parties cannot agree on whether errors exist or the cumulative amount of any errors, then the parties shall submit such dispute for resolution to a panel of not more than three arbitrators with one arbitrator selected by Landlord, one by Tenant and one selected by the foregoing two arbitrators. The arbitrators shall be certified public accountants with at least ten years experience in the real estate industry and none of the arbitrators shall work for or have been employed by Landlord or Tenant for at least three (3) years prior to such appointment. After at least ten (10) days prior written notice to Landlord and Tenant, such arbitrators shall hold a hearing at which Landlord and Tenant may present evidence and such arbitrators shall render a written decision within twenty (20) days after the date of such hearing. The decision of the arbitrators will be final, binding and non-appealable. The non-prevailing party in such dispute shall pay the reasonable cost of such arbitration. In the event of an overstatement of charges pertaining to Common Area Costs exceeds 5% of the sum actually due and owing by Tenant to Landlord, Landlord shall reimburse Tenant for the reasonable expenses of such audit not to exceed however, $500.00. Notwithstanding any dispute between Landlord and Tenant concerning Common Area Costs, Tenant shall nevertheless continue to pay the monthly estimates of Common Area Costs as provided in this Lease.

ARTICLE VII. USE

     7.1 Use of Demised Premises. The Demised Premises may be used only for the purpose or purposes specified in Section 1.1(s) above, and for no other purposes without the prior written consent of Landlord. Tenant shall use in the transaction of business in the Demised Premises the trade name specified in
Section 1.1(f) above and no other trade name without the prior written consent of Landlord. No public or private auction or any fire, "going out of business," liquidation, "lost-our-lease," bankruptcy or similar sale or auctions or "wholesale or factory outlet store" a "second hand" store, a "surplus" store, shall be conducted in or from the Demised Premises. Tenant shall not, without Landlord's prior written consent, keep anything within the Demised Premises or use the Demised Premises for any purpose which increases the insurance premium cost or invalidates any insurance policy carried on the Demised Premises or other parts of the Shopping Center. All property kept, stored or maintained within the Demised Premises by Tenant shall be at Tenant's sole risk. During the term of this Lease, Tenant shall not install any public telephones or arcade games in or about the Demised Premises or the Shopping Center and shall not install any vending machines in the Common Area of the Shopping Center. Any attempt to install or the actual installation by Tenant of public telephones or arcade games in or about the Demised Premises or the Shopping Center shall constitute a default by Tenant under this Lease.

     7.2 Continuous Operation. Tenant shall not at any time leave the Demised Premises vacant, but shall in good faith continuously throughout the term of this Lease conduct and carry on in the entire Demised Premises the business for which the Demised Premises are leased. Notwithstanding the foregoing, in the event Tenant determines to cease operating its business at the Demised Premises, Tenant shall have the right to cease operating its business at the Demised Premises provided (i) Tenant shall notify Landlord at least ninety (90) days prior to the date Tenant intends to close its business at the Demised Premises, and (ii) Tenant shall continue to be obligated to pay all amounts due under this Lease and to perform all covenants and obligations hereunder for the Lease Term. To the extent Tenant ceases operating its business in the Demised Premises or vacates the Demised Premises, Landlord will have the option at any time thereafter to terminate this Lease whereupon Landlord and Tenant will be released from all further liabilities and obligations under the Lease from and after the effective date of such termination except for those matters which survive the termination or expiration of this Lease.

     7.3 Operation of Business. Tenant shall not permit any objectionable or unpleasant odors to emanate from the Demised Premises; nor place or permit any radio, television, loudspeaker or amplifier on the roof or outside the Demised Premises or where the same can be seen or heard from outside the building in which the Demised Premises are located; nor place any antenna, awning or other projection on the exterior of the Demised Premises; nor take any other action which would constitute a nuisance or would disturb or endanger other tenants of the Shopping Center or unreasonably interfere with their use of their respective premises; nor do anything which would tend to injure the reputation of the Shopping Center. Tenant shall maintain all display windows in a neat, attractive condition, and shall keep all display windows, exterior electric signs and exterior lighting under any canopy in front of the Demised Premises lighted from dusk until 10:00 o'clock p.m. every day, including Sundays and holidays.

     7.4 Disposal of Trash. Tenant shall take good care of the Demised Premises and keep the same free from waste at all times. Tenant shall keep the Demised Premises and sidewalks, service-ways and loading areas adjacent to the Demised Premises neat, clean and free from dirt or rubbish at all times, and shall store all trash and garbage within the Demised Premises, arranging for the regular pick-up of such trash and garbage at Tenant's expense. Receiving and delivery of goods and merchandise and removal of garbage and trash shall be made only in the manner and areas prescribed by Landlord. Tenant shall not operate an incinerator or burn trash or garbage within the Shopping Center area. Tenant shall provide for its own trash and garbage removal as specified in Exhibit "F" attached hereto.

     7.5 Compliance with Laws. Tenant shall procure at its sole expense any permits and licenses required for the transaction of Tenant's business in the Demised Premises and otherwise comply with all applicable laws, codes, ordinances and governmental rules and regulations applicable to the Demised Premises and the business conducted therein by Tenant, including without limitation, the Americans With Disabilities Act and the Texas Architectural Barriers Act.

     7.6 Alterations by Landlord. Tenant acknowledges that neither Landlord nor any agent of Landlord has agreed to undertake any modification, alteration or improvement to the Demised Premises.

ARTICLE VIII. MAINTENANCE AND REPAIRS

     8.1 Landlord's Obligations. Landlord, at Landlord's expense shall keep the foundation and exterior walls (except plate glass; windows, doors, door closure devices and other exterior openings; window and door frames, molding, locks and hardware; special store fronts; lighting, heating, air conditioning, plumbing and other electrical, mechanical and electromotive installations, equipment and fixtures; signs, placards, decorations or advertising media of any type; damage caused by break-ins or attempted break-ins to the Demised Premises; and interior painting) and roof (excluding, however, damage to flashing around rooftop air conditioning units caused by the activities of Tenant or Tenant's contractors, which shall be Tenant's expense) in good repair. Landlord, however, shall not be required to make any repairs occasioned by the act or negligence of Tenant, its agents, employees, subtenants, licensees and concessionaires; and the provisions of the previous sentence are expressly recognized to be subject to the provisions of Article XV and Article XVI of this Lease. In the event that the Demised Premises should become in need of repairs required to be made by the Landlord hereunder, Tenant shall give immediate written notice thereof to Landlord; and Landlord shall not be responsible in any way for failure to make any such repairs until a reasonable time shall have elapsed after receipt by Landlord of such written notice. Further, to the extent Tenant fails to timely notify Landlord pursuant hereto, Tenant shall be responsible for the additional costs incurred by Landlord to effect such repairs as the result of Tenant's failure to timely notify Landlord thereof.

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

     8.2 Tenant's Obligations. Tenant shall keep the Demised Premises in good, clean and habitable condition and shall at its sole cost and expense keep the Demised Premises free of insects, rodents, vermin and other pests and make all needed repairs and replacements, including replacement of cracked or broken glass except for repairs and replacements required to be made by Landlord under the provisions of Section 8.1, Article XV and Article XVI. Without limiting the coverage of the previous sentence, it is understood that Tenant's responsibilities shall include the repair and replacement of all lighting, heating, air conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures; all utility repairs in ducts, conduits, pipes and wiring in the Demised Premises; any sewer stoppage located in, under and above the Demised Premises; and all damage caused by break-ins or attempted break-ins to the Demised Premises. In the event that any roof penetration is required in connection with any repairs or maintenance required to be made by Tenant hereunder, Landlord shall perform such roof penetration at Tenant's cost within a reasonable time after notice from Tenant, in which event Tenant shall reimburse Landlord, upon demand, for the cost thereof or, at Landlord's option, such roof penetration shall be performed by Tenant, using a contractor approved, in advance, by Landlord. If any repairs required to be made by Tenant hereunder are not made within thirty (30) days after written notice delivered to Tenant by Landlord, Landlord may at its option make such repairs without liability to Tenant for any loss or damage which may result to its inventory or other property or business by reason of such repairs; and Tenant shall pay to Landlord upon demand, as additional Rent hereunder, the cost of such repairs plus interest at the rate of eighteen percent (18%) per annum, such interest to accrue continuously from the date of payment by Landlord until repayment by Tenant. At the expiration of this Lease, Tenant shall surrender the Demised Premises in good condition, excepting reasonable wear and tear and losses required to be restored by Landlord under Section 8.1, Article XV and Article XVI of this Lease. Notwithstanding anything contained in this Lease to the contrary, should Tenant cause any work to be performed on the roof of the building in which the Demised Premises is a part and such work voids or otherwise adversely impacts any existing roof warranty, Tenant shall be responsible for all damages, claims, costs and expenses incurred by Landlord as a result of the voiding or impacting of the roof warranty. Any such damages, claims, costs and expenses will be due and payable by Tenant to Landlord upon demand by Landlord.

ARTICLE IX. ALTERATIONS

     9.1 Required Approval and Renewals. Tenant shall not make any alterations, additions or improvements to the Demised Premises without the prior written consent of Landlord, and without Landlord's prior written approval of Tenant's plans and specifications for any such alterations, additions or improvements, except for the installation of unattached, movable trade fixtures which may be installed without drilling, cutting or otherwise defacing the Demised Premises or any other portion of the Shopping Center. The submission and approval of Tenant's plans and specifications shall be in accordance with the provisions of Exhibit "C" attached hereto and made a part hereof. All alterations, additions, improvements and fixtures (other than Tenant's unattached, readily movable furniture and office equipment) which may be made or installed by either party in the Demised Premises including without limitation, the heating, ventilating and air conditioning system and equipment, shall be surrendered with the Demised Premises and become the property of Landlord at the termination of this Lease, unless Landlord requests their removal in which event Tenant shall remove the same and restore the Demised Premises to their original condition at Tenant's expense.

     9.2 Construction by Tenant. All construction work done by Tenant within the Demised Premises shall be performed in accordance with Exhibit "C" attached hereto and incorporated herein for all purposes by this reference.

ARTICLE X. ACCESS

     10.1 Entry by Landlord. Landlord shall have the right to enter upon the Demised Premises at any time during normal business hours, with not less than one (1) days' notice to Tenant (provided, however, no notice shall be required in the event of an emergency), for the purpose of inspecting the same, or of making repairs to the Demised Premises, or of making repairs, alterations or additions to adjacent premises, or of showing the Demised Premises to prospective purchasers,

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

lessees or lenders or of removing non-conforming signs, graphics and other materials under the provisions of Article XI hereof.

     10.2 Placement of Signs. Tenant will permit Landlord to place and maintain "For Rent" or "For Lease" signs on the Demised Premises during the last ninety
(90) days of the Lease Term, it being understood that such signs shall in no way affect Tenant's obligations under any provision of this Lease.

ARTICLE XI. EXTERIOR CHANGES AND SIGNS

     Tenant shall not, without Landlord's prior written consent (a) make any changes to the store front or (b) install any exterior lighting, decorations, paintings, awnings, canopies or the like or (c) erect or install any signs, window or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Demised Premises, excepting only dignified displays in its display windows. All signs, lettering, placards, decorations and advertising media shall conform in all respects to the sign criteria attached hereto as Exhibit "D" and as otherwise established by Landlord for the Shopping Center from time to time in its sole discretion, and shall be subject to the prior written approval of Landlord as to construction, method of attachment, size, shape, height, lighting, color and general appearance. All signs shall be kept in good condition and in proper operating order at all times. Tenant shall submit to Landlord a design for Tenant's building sign which design shall conform to the sign and graphics criteria attached hereto as Exhibit "D". If the design of Tenant's sign complies with the sign criteria and is otherwise satisfactory to Landlord, Tenant shall thereafter install or cause to be installed such sign at Tenant's sole cost and expense. Tenant shall immediately remove any signs, window or door lettering, placards, decorations or advertising media of any type which is not in conformity with the above mentioned sign and graphics criteria. In the event such removal is not completed within twenty-four (24) hours following written demand for such removal by Landlord, Landlord shall have the right to enter upon the Demised Premises during normal business hours and remove all such non-conforming signs, window or door lettering, placards, decorations or advertising media at Tenant's sole cost and expense. If Tenant shall elect to install a sign on the Demised Premises, Tenant shall cause Tenant's building sign to be placed on a time clock device which will cause such sign to be illuminated automatically, from dusk until 12:00 midnight every day during the Lease Term.

ARTICLE XII. UTILITIES

     12.1 Facilities. Landlord agrees to cause to be provided the necessary mains, conduits and other facilities to be available in the Shopping Center to the exterior walls of the Demised Premises for tap-in by Tenant, so as to enable Tenant to run the necessary lines to secure the water, electricity, telephone service and sewage service required by Tenant in the Demised Premises.

     12.2 Payment for Services. Tenant shall promptly pay, prior to delinquency, all charges for electricity, water, telephone service, sewage service and other utilities furnished to the Demised Premises.

     12.3 Water Usage Charges. Tenant shall pay to Landlord, Tenant's Pro Rata Share of Water Usage Charges as calculated by Landlord on an equitable basis with respect to all such water usage which is metered to Tenant in common with other tenants of the Shopping Center. Tenant shall pay to Landlord in monthly installments, on the same dates as and in addition to the monthly installment of Minimum Guaranteed Rental and Additional Charges, an amount equal to one-twelfth (1/12th) of Tenant's Pro Rata Share of Water Usage Charges, as estimated by Landlord in good faith from time to time. As soon as practicable after the close of each calendar year during the Lease Term, Landlord shall furnish a statement in writing to Tenant specifying the actual amount due by Tenant in respect of Tenant's Pro Rata Share of Water Usage Charges. In the event the total of the monthly payments theretofore paid by Tenant under this Section 12.3 for such year exceeds the actual amount due, then the excess shall be applied pro rata as a credit on the monthly installments thereafter becoming due under this Section
12.3. In the event the total of the monthly payments theretofore paid by Tenant under this Section 12.3 for such year is less than the actual amount due, any such deficiency shall be due and payable by Tenant to Landlord within thirty
(30) days after Tenant's receipt of such statement. During any year which shall be less than a full calendar year,

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

Tenant's Pro Rata Share of Water Usage Charges shall be pro rated on a daily basis between the parties to the end that Tenant shall only pay for water charges attributable to the portion of the calendar year occurring within the Lease Term. Tenant's audit rights specified in Section 6.5 above shall likewise apply to Water Usage Charges.

     12.4 Interruption in Service. Landlord shall not be liable for any interruption whatsoever in utility services not furnished by it, nor for interruptions in utility services furnished by it which are due to fire, accident, strike, acts of God or other causes beyond the control of Landlord or in order to make alterations, repairs or improvements.

     12.5 Utility Deregulation. Landlord has advised Tenant that presently Entergy ("Electric Service Provider") is the utility company selected by Landlord to provide electricity service for the Shopping Center. Notwithstanding the foregoing, if permitted by applicable law, Landlord shall have the exclusive right in its sole discretion at any time and from time to time during the Lease Term or any renewal thereof, to either contract for services from a different company or companies providing electricity service (each such company shall hereinafter be referred to as an "Alternate Service Provider"), or continue to contract for service from the Electric Service Provider, conditioned that no use of an Alternate Service Provider shall result in an increase in Tenant's electrical charges over rates then available from the Electric Service Provider. Tenant shall cooperate with Landlord, the Electric Service Provider and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, Electric Service Provider, and any Alternate Service Provider reasonable access to the Demised Premises' electric lines, feeders, risers, wiring, and any other machinery and equipment within the Demised Premises as it relates to the electric service provided thereto.

ARTICLE XIII. INSURANCE AND INDEMNITY

     13.1 Indemnity. Landlord shall not be liable to Tenant or to Tenant's employees, agents, or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Demised Premises or the Common Area caused by the act, negligence or misconduct of Tenant, its employees, subtenants, licensees or concessionaires, or of any other person entering the Shopping Center under express or implied invitation of Tenant, or arising out of the use of the Demised Premises by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations hereunder; and Tenant hereby agrees (except for claims as to which the Landlord shall have waived rights of subrogation) to indemnify Landlord and hold Landlord harmless from any loss, liability, expense or claims arising out of such damage or injury or on account of any occurrence in, upon or at the Demised Premises and/or the Shopping Center, or resulting from the occupancy or use thereof by Tenant, Tenant's customers, invitees, agents, contractors, employees, subtenants, assignees, licensees or concessionaires or by reason of the use or misuse by Tenant or any such person of the parking area or any other Common Areas in the Shopping Center; and, without limiting the generality of the foregoing, Tenant further covenants and agrees to indemnify and save Landlord harmless from and against any penalty, damage or charge incurred or imposed by reason of any violation of law or ordinance by Tenant. THE FOREGOING INDEMNITY SHALL NOT TERMINATE UPON RELEASE OR OTHER TERMINATION OF THIS LEASE WITH RESPECT TO ANY CIRCUMSTANCE OR EVENT EXISTING OR OCCURRING PRIOR TO SUCH RELEASE OR TERMINATION, BUT WILL SURVIVE TERMINATION OF THIS LEASE. In the event of any action or claim against which Landlord is entitled to indemnification hereunder, Tenant shall immediately notify Landlord of the same and shall furnish Landlord with all relevant information concerning such action or claim, and Landlord shall be entitled, at Tenant's expense, to participate in, and to the extent that Landlord wishes, to assume the defense thereof. The indemnification given by Tenant pursuant to this
Section 13.1 shall in no event apply to any claim, fine, cause of action, damage or expense arising out of the negligence or misconduct of Landlord or Landlord's officers, directors, shareholders, employees, servants and agents.

     13.2 Tenant's Liability Insurance. Tenant shall procure and maintain throughout the term of this Lease a policy or policies of Commercial General Liability Insurance, at its sole cost and expense, insuring Tenant and covering Tenant's use or occupancy of the Demised Premises, the limits of such policy or policies to be in an amount not less than $2,000,000.00 combined single

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

limit, to be written by insurance companies authorized to transact business in the State of Texas with a Best's Rating of "A" or higher, with not less than a $3,000,000.00 Excess Liability or Commercial Umbrella Policy in addition thereto. The Commercial General Liability Policy and the Excess Liability and/or Commercial Umbrella Policy shall name Landlord (and any of its affiliates, subsidiaries, successors and assigns designated by Landlord) as an additional insured. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation of or any material change in such policies. Such policies or duly executed certificates of insurance shall be promptly delivered to Landlord and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of the respective policy terms. If Tenant should fail to comply with the foregoing requirements relating to liability insurance, Landlord may obtain such insurance and Tenant shall pay to Landlord on demand as additional Rent hereunder the premium cost thereof plus interest at the rate of eighteen percent (18%) per annum from the date of payment until repaid by Tenant. Further, should Tenant fail to deliver Landlord the required insurance policies or certificates of insurance within twenty (20) days after written demand therefore by Landlord, Tenant shall be obligated to pay Landlord a fee equal to $250.00. Notwithstanding the foregoing, Landlord shall have the right to modify the amount of the respective insurance coverage required in this
Section 13.2 at the commencement of any renewal term provided for in this Lease to such amounts as reasonably determined by Landlord provided Landlord carries the same limits of insurance pursuant to Section 13.4 below.

     13.3 Tenant's Fire Insurance. Tenant agrees to take out and maintain at all times during the Lease Term a policy of fire and extended coverage insurance on its leasehold improvements, alterations, trade fixtures, inventory and other personal property placed in or upon the Demised Premises from time to time in such amounts as are acceptable to Landlord. Such policy shall contain a replacement cost endorsement. Any policy proceeds shall be used for the repair or replacement of the property damaged or destroyed unless this Lease is terminated under the other provisions hereof. A certified copy of such policy or policies shall be delivered to Landlord reflecting the payment of the premiums for such policies. Further, should Tenant fail to deliver Landlord the required insurance policies or certificates of insurance within twenty (20) days after written demand therefore by Landlord, Tenant shall be obligated to pay Landlord a fee equal to $250.00.

     13.4 Landlord's Liability Insurance. Landlord agrees to maintain in force during the Lease Term, as part of the Insurance Premiums referenced in Section
18.4 below, a policy of Commercial General Liability Insurance written by one or more responsible insurance companies licensed to do business in the State of Texas with a Best's Rating of "A" or higher, insuring Landlord against loss of life, bodily injury and/or property damage with respect to the Common Areas of the Shopping Center and the operation of the Shopping Center, which the policy shall be in the face amount of $2,000,000.00 combined single limit, with not less than a $3,000.000.00 Excess Liability or Commercial Umbrella Policy in addition thereto. Except for injury, loss, claims or damage to any person or property while on the Common Areas of the Shopping Center caused by an act, omission, neglect or default of Tenant, its agents, employees or contractors, and subject to Section 13.5 hereof, the Landlord's insurance required under this
Section 13.4 will provide primary coverage.

     13.5 Landlord's Fire and Extended Coverage Insurance. Throughout the full term of this Lease and any extensions hereof, Landlord shall maintain with responsible companies qualified to do business in the State of Texas, as part of the Insurance Premiums referenced in Section 18.4 below, "all-risk" casualty coverage insurance (including earthquake and flood insurance) to the extent of the full replacement value of the buildings and the improvements now located or hereafter constructed on the Shopping Center. The proceeds of any such insurance shall be dedicated to the repair of casualty damage to the Shopping Center and the shell of the Demised Premises, subject, however, to the provisions of
Article XV hereof.

     13.6 Waiver of Subrogation. Landlord and Tenant hereby release each other and their respective agents, employees, partners, shareholders, officers and directors from any claims or actions for damage to any person or to the Demised Premises or the Shopping Center that are caused by or result from risks actually insured or which are required to be insured by the parties hereto under the terms of this Lease or are in force at the time of any such damage. Landlord and Tenant each covenant and agree that no insurer shall hold any right of subrogation against the other with respect to any such damage or loss. Each party shall cause each insurance policy obtained by it to provide

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that the insurance company waives all rights of recovery by way of subrogation against the other party in connection with any damage covered by any such policy.

ARTICLE XIV. LANDLORD'S LIABILITY

     Landlord and Landlord's agents and employees shall not be liable to Tenant for injury to person or damage to property caused by the Demised Premises or other portions of the Shopping Center becoming out of repair or by defect or failure of any structural element of the Demised Premises or of any equipment, pipes or wiring, or broken glass, or by the backing up of drains, or by gas, water, steam, electricity or oil leaking, escaping or flowing into the Demised Premises (except where due to Landlord's willful failure to make repairs), nor shall Landlord be liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Shopping Center or of any other persons whomsoever. Landlord shall have no liability for damage, loss or disappearance of any of the contents from the Demised Premises from whatever cause, whether by casualty, theft, riot or otherwise. Landlord shall not be responsible or liable for any loss or damage to any property or person on the Demised Premises or the Shopping Center occasioned by theft, fire, acts of God, public enemy, injunction, riot, strike, insurrection, court order, requisition or order of governmental authority, or any other manner beyond Landlord's control, or the acts or omissions of Tenant, its agents, employees, contractors, visitors, or invitees.

ARTICLE XV. DAMAGE BY FIRE AND OTHER CAUSES

     15.1 Notice of Loss. Tenant shall give immediate written notice to Landlord of any damage caused to the Demised Premises by fire or other casualty.

     15.2 Demised Premises Usable. In the event the Demised Premises shall be damaged by fire or other casualty, but shall not be rendered wholly or partially unusable by Tenant, Landlord may elect either (i) to cause such damage to be repaired, in which event the Minimum Guaranteed Rental shall not be reduced or abated unless the repairs are delayed beyond ten (10) days after commencement of such repairs, and then on a proportionate basis during the period and to the extent that the Demised Premises are unfit for use by Tenant and not actually used by Tenant in the ordinary conduct of its business, or (ii) to give Tenant written notice within forty-five (45) days following the date of such damage of Landlord's intention to terminate this Lease.

     15.3 Demised Premises Unusable. If the Demised Premises shall be rendered partially or wholly unusable, Landlord may elect either (i) to cause such damage to be repaired in which event the Minimum Guaranteed Rental and Additional Charges which Tenant is obligated to pay shall be reduced proportionately during the period and to the extent that the Demised Premises are unfit for use by Tenant and not actually used by Tenant in the ordinary course of its business, or (ii) to give Tenant written notice within forty-five (45) days following the date of such damage of its intention to terminate this Lease.

     15.4 Damage to Shopping Center. In the event all or part of the Shopping Center, other than the Demised Premises, shall be damaged or destroyed by fire or other casualty, Landlord, at its sole discretion, may elect either (i) to cause such damage to be repaired or (ii) to terminate this Lease by giving Tenant written notice of termination within forty-five (45) days following the date of such damage or destruction. Neither Minimum Guaranteed Rental nor the Additional Charges due under this Lease shall be abated or reduced if Landlord elects such damage to be repaired under the terms hereof.

     15.5 Scope of Repair by Landlord. If Landlord elects to rebuild and repair any damage or destruction under this Article XV the scope of the work shall be limited to restoring the shell of the building and the Demised Premises, exclusive of any alterations, additions, improvements, fixtures and equipment installed by Tenant, to substantially the same condition in which the same existed prior to the casualty. Tenant agrees that promptly after completion of such work by Landlord, Tenant will proceed with reasonable diligence and at Tenant's sole cost and expense to restore, repair and replace all alterations, additions, improvements, fixtures, signs and equipment installed by Tenant.

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     15.6 Continuation of Tenant's Business. Tenant agrees that during any period of reconstruction or repair of the Demised Premises it will continue the operation of its business within the Demised Premises to the extent practicable.

     15.7 Commencement of Repairs. Notwithstanding anything contained in this Lease to the contrary, if the rebuilding of the damage cannot reasonably be completed within two hundred ten (210) days from the date of the casualty, as reasonably determined by Landlord, this Lease shall terminate at the option of either Landlord or Tenant and Rent shall be abated for the unexpired portion of this Lease effective from the date of the casualty. Tenant shall have the right to exercise its termination option within thirty (30) days after Landlord advises Tenant of the time period (in excess of said two hundred ten [210] day period) within which Landlord reasonably estimates the time to complete such rebuilding, and should Tenant fail to timely exercise its termination option pursuant hereto, Tenant will be deemed to have waived such option for all purposes. If this Lease is not terminated as provided in the immediately preceding sentence, Landlord, shall promptly commence rebuilding and/or repairing the shell of the Demised Premises (including the roof, structural walls and demising walls, but excluding any and all leasehold improvements made to the Demised Premises) to substantially restore the shell of the Demised Premises and Landlord will use its best efforts to complete same in a professional, good and workmanlike manner as soon as reasonably practicable. Notwithstanding the foregoing, in the event the casualty occurs during the last two (2) years of the Lease Term and such damage causes the Demised Premises to be unfit for use by Tenant and is not actually used by Tenant in the ordinary course of its business, if the rebuilding of the damage cannot reasonably be completed within one hundred fifty (150) days from the date of the casualty, as reasonably determined by Landlord, this Lease shall terminate at the option of either Landlord or Tenant and rent shall be abated for the unexpired portion of the Lease effective from the date of the casualty. Tenant shall have the right to exercise its termination option pursuant to the preceding sentence within thirty (30) days after Landlord advises Tenant of the time period (in excess of said one hundred fifty [150] day period) within which Landlord reasonably estimates the time to complete such rebuilding, and should Tenant fail to timely exercise its option pursuant hereto, Tenant will be deemed to have waived such option for all purposes.

ARTICLE XVI. EMINENT DOMAIN

     16.1 Major Taking. If more than thirty percent (30%) of the floor area of the Demised Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this Lease shall, unless Landlord and Tenant agree otherwise in writing, terminate and the Rent shall be abated during the unexpired portion of the Lease Term, effective on the date physical possession is taken by the condemning authority.

     16.2 Minor Taking. If less than thirty percent (30%) of the floor area of the Demised Premises should be taken as aforesaid, this Lease shall not terminate unless Landlord elects to terminate this Lease and gives written notice of termination to Tenant within thirty (30) days after the date physical possession is taken by the condemning authority. If this Lease is not terminated, Minimum Guaranteed Rental payable hereunder during the unexpired portion of this Lease shall be reduced in proportion to the area taken, effective on the date physical possession is taken by the condemning authority. If this Lease is not terminated by Landlord, following such partial taking, Landlord shall make all necessary repairs or alterations to the remaining Demised Premises required to make the remaining portions of the Demised Premises an architectural whole.

     16.3 Taking of Common Area. If any part of the Common Area should be taken as aforesaid, this Lease shall not terminate, nor shall the Rent payable hereunder be reduced, except that Landlord may terminate this Lease if the area of the Common Area remaining following such taking plus any additional parking area provided by Landlord in reasonable proximity to the Shopping Center shall be less than eighty percent (80%) of the area of the Common Area immediately prior to the taking. Any election to terminate this Lease in accordance with this provision shall be evidenced by written notice of termination delivered to Tenant within thirty (30) days after the date physical possession is taken by the condemning authority.

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     16.4 Award. All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Demised Premises or Common Area shall be the property of Landlord, and Tenant hereby assigns its interest in any such award to Landlord; provided however, Landlord shall have no interest in any award made to Tenant for Tenant's moving and relocation expenses or for the loss of Tenant's fixtures and other tangible personal property if a separate award for such items is made to Tenant.

ARTICLE XVII. ASSIGNMENT AND SUBLETTING

     17.1 Prohibition. Tenant shall not assign or in any manner transfer this Lease or any interest therein, or sublet or license the Premises (other than the permitted encumbrance of the leasehold estate as referenced in Exhibit "J" attached hereto, which encumbrance is approved by Landlord) or any part or parts thereof, or permit occupancy of all or any part thereof by anyone with, through or under it, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. In the event that Landlord fails to approve the proposed assignment, subletting or licensing of the Premises (in whole or in part) within twenty (20) days from and after the date that Landlord receives Tenant's request to assign, sublet or license the Premises, and provided the request for approval is given in compliance with the notice provisions of this Lease, then such assignment, subletting or licensing of the Demised Premises shall be deemed to have not been approved by Landlord. If Tenant requests Landlord's consent to a specific assignment or sublease, Tenant will give Landlord (i) the name and address of the proposed assignee or subtenant, (ii) the basic terms of the proposed assignment or sublease, and
(iii) reasonably satisfactory information about the nature, financial condition, business and business history of the proposed assignee or subtenant, and its proposed initial use of the Premises. Consent by Landlord to one or more assignments or subletting shall not operate as a waiver of Landlord's rights as to any proposed subsequent assignments or sublettings. Should the Demised Premises be occupied in whole or in part by anyone other than Tenant without the express prior written consent of Landlord, Landlord may nevertheless collect rent from the assignee, sublessee, mortgagee or other party to whom the leasehold interest was transferred and apply the net amount collected to the Rent payable hereunder, but no such transaction or collection of Rent through application thereof by Landlord shall be deemed to waive the provisions hereof or release Tenant from the further performance by Tenant of its covenants, duties and obligations hereunder. Any request for an assignment or subletting consideration must be accompanied with a $500.00 non-refundable processing fee. In addition, Tenant shall be responsible to reimburse Landlord for all costs and expenses incurred by Landlord in connection with such assignment or subletting request, including without limitation, reasonable attorney's fees, which sum will be due and payable within thirty (30) days after Tenant receives an invoice for such expenses.

     17.2 Permitted Assignments and Subleases. Notwithstanding the foregoing, Tenant may, without the approval of Landlord, assign the Lease, or any part thereof, or sublease the Premises, in whole or in part, to: (a) any corporation or other legal entity which has the power to direct Tenant's management and operation, or any corporation whose management and operation is controlled by Tenant; or (b) any corporation a majority of whose voting stock is owned by Tenant; or (c) any corporation or other entity in which or with which Tenant is merged or consolidated, in accordance with applicable statutory provisions for merger or consolidation of corporations or other entities, so long as the liabilities of the corporations or other entities participating in such merger or consolidation are assumed by the corporation or other entity surviving such merger or created by such consolidation; or (d) any corporation or other entity acquiring this Lease and a substantial portion of Tenant's assets; or (e) any corporate or other successor to a successor corporation or entity becoming such by either of the methods described in subsections (c) or (d); or (f) any entity (or member of a group of affiliated entities) which is acquiring the majority of Tenant's other similar stores located in the Houston, Texas, "Area of Dominant Influence for Media Coverage" (as such term is commonly defined in the advertising industry), or (g) as permitted in Exhibit "J" attached hereto. Tenant must deliver prompt written notice of any such assignment or sublease to Landlord. Notwithstanding any assignment or sublease pursuant to this provision, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of Rent herein specified and for compliance with all of Tenant's other obligations under this Lease.

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     17.3 Sublease of Surrender Space. Further, Tenant may, without the approval of Landlord, sublet the "Surrender Space" (as defined in Section 29.7 below) so long as the sublessee complies with all of the terms and conditions of this Lease, including without limitation, the Permitted Use. Should the proposed sublessee desire to utilize the Demised Premises for other than the Permitted Use, such use shall be subject to the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed provided however, under no circumstances shall the Demised Premises be utilized for any "Prohibited Use" (hereafter defined). Tenant must deliver prompt written notice of any such sublease to Landlord. Notwithstanding any sublease pursuant hereto, Tenant and the guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of Rent herein specified and for compliance with all of Tenant's other obligations under this Lease. For purposes hereof, the term "Prohibited Use" shall mean any of the following: (a) any use which emits an obnoxious odor, noise or sound which can be heard or smelled outside of the Demised Premises; (b) any operation primarily used as warehouse operation and any assembling, manufacturing, distilling, refining, rendering, processing, smelting, agricultural or mining operations; (c) any mobile home park, trailer court, labor camp, junkyard or stockyard; (d) any central laundry or dry cleaning plant; (e) any automobile, truck, trailer, or recreational vehicle sales, leasing, display, repair or body shop; (f) any theater of any type or character; (g) any living quarters, sleeping apartments, hotel or lodging rooms; (h) any veterinary hospital or animal raising facilities (except that this prohibition shall not prohibit pet shops); (i) any mortuary or funeral home; (j) an adult book store or adult video tape store or any establishment selling or exhibiting pornographic materials or massage parlor or any form of a sexually oriented business; (k) any bar, tavern or brew pub; (1) any flea market; (m) carwash; (n) a facility for the sale of paraphernalia for use with illicit drugs; (o) a carnival, amusement park or circus; (p) a facility for any use which is illegal, dangerous, or constitutes a nuisance; (q) a kennel or animal boarding or breeding facility; (r) a fire sale, bankruptcy sale or auction house operation; (s) a gambling facility operation, including but not limited to an off-track or sports betting parlor, and a facility with table games such as blackjack or poker, slot machines, and/or video poker/blackjack/keno machines (provided, however, nothing herein shall be construed to prohibit the sale of lottery tickets); (t) any use in violation of any exclusive use restrictions in written leases between Landlord and other tenants located in the Shopping Center; (u) any use (other than those set forth in this Section) not in direct competition with the "primary use" (hereinafter defined) of another tenant in the Shopping Center; or (v) a skating rink or bowling alley. For purposes hereof, the term "primary use" shall mean any use which generates greater than 35% of the gross revenues of another tenant in the Shopping Center. It is understood and agreed that Tenant shall be entitled to retain any rent received by Tenant attributable to the sublease of the Surrender Space pursuant hereto without any obligation to account for same to Landlord.

     17.4 Conditions to Consent. Notwithstanding any assignment or subletting with Landlord's consent as required under this Article XVII, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the Rent herein specified and for compliance with all of Tenant's other obligations under this Lease (even if future assignments and sublettings occur subsequent to an assignment or subletting by Tenant, and regardless of whether or not Landlord's approval has been obtained for such future assignments and sublettings). Moreover, in the event that the rental due and payable by a sublessee (or a combination of the rental payable under such sublease plus any bonus or other consideration therefor or incident thereto) exceeds the Rent payable under this Lease, or if with respect to a permitted assignment, permitted license or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee or other transferee exceeds the Rent payable under this Lease, then Tenant shall be bound and obligated to pay Landlord all such excess rental and other excess consideration within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee, as the case may be.

     17.5 Transfer by Landlord. In the event of the transfer and assignment by Landlord of its interest in this Lease and in the building containing the Demised Premises to a person expressly assuming Landlord's obligations under this Lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Any security given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such successor in interest, and Landlord shall thereby be discharged of any further obligation relating thereto.

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ARTICLE XVIII. TAXES AND INSURANCE PREMIUMS

     18.1 Taxes on Tenant's Property. Tenant shall be liable for all taxes levied against Tenant's personal property and trade fixtures placed by Tenant in the Demised Premises. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Demised Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

     18.2 Taxes. Except as provided in Sections 18.1 and 18.3, Landlord shall pay or cause to be paid all general real estate taxes and special assessments and governmental charges (hereinafter collectively referred to as "Taxes") levied or assessed against the Shopping Center for each real estate tax year. Tenant shall pay to Landlord in monthly installments, on the same dates as and in addition to the monthly installment of Minimum Guaranteed Rental and Additional Charges, an amount equal to one-twelfth (1/12th) of Tenant's Pro Rata Share of Taxes, as estimated by Landlord in good faith from time to time. As soon as practicable before or after the close of each calendar year during the Lease Term, Landlord shall furnish a statement in writing to Tenant specifying the actual amount due by Tenant in respect of Tenant's Pro Rata Share of Taxes. In the event the total of the monthly payments theretofore paid by Tenant under this Section 18.2 for such year exceeds the actual amount due, then the excess shall be applied pro rata as a credit on the monthly installments thereafter coming due under this Section 18.2. In the event the total of the monthly payments theretofore paid by Tenant under this Section 18.2 for such year is less than the actual amount due, any such deficiency shall be due and payable by Tenant to Landlord within thirty (30) days after Tenant's receipt of such statement. If the Demised Premises shall be separately assessed, then Tenant's Pro Rata Share of the Taxes shall be the amount of such separate assessment. During any year which shall be less than a full tax year, Tenant's Pro Rata Share of Taxes shall be prorated on a daily basis between the parties to the end that Tenant shall only pay for Taxes attributable to the portion of the tax year occurring within the Lease Term. Notwithstanding anything contained in this Lease Agreement to the contrary, the provisions contained in Exhibit "K" are incorporated herein by reference, and shall control as to the amount of any Pro Rata Share of Taxes payable by Tenant under this Lease Agreement. Tenant's audit rights specified in Section 6.5 above shall likewise apply to Tax Charges.

     18.3 Substitute Taxes. If at any time during the primary term of this Lease or any renewal or extension thereof a tax or excise on rents, or other tax however described (except any franchise, estate, inheritance, capital stock, income or excess profits tax imposed upon Landlord) is levied or assessed against Landlord by any lawful taxing authority on account of Landlord's interest in this Lease or the rents or other charges reserved hereunder, as a substitute in whole or in part, or in addition to the Taxes described in Section
18.2 above, Tenant agrees to pay to the Landlord upon demand, and in addition to the Rent and Additional Charges described in this Lease, the amount of such tax or excise. In the event any such tax or excise is levied or assessed directly against Tenant then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require.

     18.4 Insurance Premiums. For purposes of this Lease, the term "Insurance Premiums" shall mean and include the total annual insurance premiums and other charges for all insurance policies maintained by Landlord, from time to time, for or with respect to the Shopping Center or any part thereof, or any land, buildings or other improvements therein, including, without limitation, fire and extended coverage, public liability, property damage, boiler, rental loss and other insurance in form and amount deemed necessary by Landlord. Tenant shall pay to Landlord in monthly installments, on the same dates as and in addition to the Minimum Guaranteed Rental, an amount equal to one-twelfth (1/12th) of Tenant's Pro Rata Share of Insurance Premiums, as estimated by Landlord in good faith from time to time. As soon as practicable after the close of each calendar year during the term hereof, Landlord shall furnish a statement in writing to Tenant specifying the actual amount due by Tenant in respect of Tenant's Pro Rata Share of Insurance Premiums. In the event the total of the monthly payments theretofore paid by Tenant under this Section 18.4 for such year exceeds the actual amount due, then the excess shall be applied pro rata as a credit on the monthly installments thereafter coming due under this Section 18.4. In the event the total of the monthly

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

payments theretofore paid by Tenant under this Section 18.4 for such year is less than the actual amount due, any such deficiency shall be due and payable by Tenant to Landlord within thirty (30) days after Tenant's receipt of such statement. For purposes hereof, premiums paid for insurance policies having policy years which do not coincide with calendar years shall be prorated on a per diem basis for each calendar year affected, and total premiums for policies issued for more than one year will be prorated equally over the number of years of the term of such policies, regardless of differences in premium amounts actually paid during any particular year or years of such term. During any part of the Lease Term which shall be less than a full policy year, Tenant's Pro Rata Share of Insurance Premiums shall be prorated on a daily basis between the parties to the end that Tenant shall only pay for Insurance Premiums attributable to the portion of the policy year occurring within the Lease Term. Tenant's audit rights specified in Section 6.5 above shall likewise apply to Insurance Charges.

ARTICLE XIX. DEFAULT

     19.1 Events of Default. Each of the following events shall be deemed to be an Event of Default by Tenant under this Lease:

     (a) Tenant shall fail to pay any installment of Rent or any other obligation hereunder involving the payment of money when due hereunder, and shall not cure such default within ten (10) days after written notice thereof to Tenant; provided however, Landlord shall not be obligated to provide more than two (2) such notices during any Lease Year;

     (b) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than as described in subsections (a) above and (c) through (e) below, and shall not cure such failure within thirty (30) days after written notice thereof to Tenant; provided however, Landlord shall not be obligated to provide more than two (2) such notices during the Lease Term for a particular type of default;

     (c) Tenant or any guarantor of Tenant's obligations under this Lease shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors;

     (d) Tenant or any guarantor of Tenant's obligations under this Lease shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof and same is not dismissed within ninety (90) days from the date of filing; or Tenant or any guarantor of Tenant's obligations under this Lease shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any guarantor of Tenant's obligations under this Lease; and

     (e) A receiver or Trustee shall be appointed for the Demised Premises or for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations under this Lease and same is not dismissed within ninety
(90) days from the date of filing.

     19.2 Remedies. Upon the occurrence of any Events of Default, Landlord shall have the option to pursue any one or more of the following remedies, in addition to any other remedy provided in this Article XIX or under applicable law, upon providing Tenant with an additional three (3) days written notice to cure such Event of Default, after which, no further notice or demand is required:

     (a) Terminate this Lease, in which event Tenant shall immediately surrender possession of the Demised Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which Landlord may have for possession or arrearages in Rent, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, by force if necessary, without being liable for prosecution of any claim for damages therefor;

     (b) Enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, by force if

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

necessary, without being liable for prosecution or any claim for damages therefor, with or without having terminated the Lease; and/or

     (c) Alter locks and other security devices at the Demised Premises.

     Exercise by Landlord of any one or more remedies hereby granted or otherwise available shall not be deemed to be an acceptance of surrender of the Demised Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant.

     19.3 Alteration of Locks. The following provision shall override and control any conflicting provisions of the Texas Property Code, as well as any successor statute governing the right of a landlord to change the door locks of commercial tenants. Upon any Event of Default by Tenant under this Lease, Landlord is entitled and is hereby authorized, without any further notice to Tenant whatsoever (other than the three (3) day notice required by Section 19.2 above), to enter upon the Demised Premises by use of a master key, a duplicate key or other peaceable means, and to change, alter and/or modify the door locks on all entry doors of the Demised Premises, thereby permanently excluding Tenant therefrom. In the event that Landlord has either permanently repossessed the Demised Premises pursuant to the provisions of this Lease or has terminated this Lease by reason of Tenant's default, Landlord shall not thereafter be obligated to provide Tenant with a key to the Demised Premises at any time, regardless of any amounts subsequently paid by Tenant; provided, however, that in any such instance, during Landlord's normal business hours and at the convenience of Landlord, and upon receipt of written request from Tenant accompanied by such written waivers and releases as Landlord may require, Landlord will either (at Landlord's option) (i) escort Tenant or its authorized representative to the Demised Premises to retrieve any personal belongings or other property of Tenant not subject to the Landlord's lien or security interest described herein, or
(ii) obtain a list from Tenant of such personal property as Tenant intends to remove, whereupon Landlord shall remove such property and make it available to Tenant at a time and place designated by Landlord. However, if Landlord elects option (ii) above, Tenant shall pay, in cash, in advance, all costs and expenses estimated by Landlord to be incurred in removing such property and making it available to Tenant and all moving and/or storage charges theretofore incurred by Landlord with respect to such property. If Landlord elects to exclude Tenant from the Demised Premises without permanently repossessing or terminating this Lease pursuant to the provisions hereof, then Landlord shall not be obligated to provide Tenant a key to re-enter the Demised Premises until such time as all delinquent Rent and other amounts due under this Lease have been paid in full, all other Events of Default, if any, have been completely cured to Landlord's satisfaction (if such cure occurs prior to any actual permanent repossession or termination). During any such temporary period of exclusion, Landlord will, during Landlord's regular business hours and at Landlord's convenience, upon receipt of written request from Tenant (accompanied by such written waivers and releases as Landlord may require), escort Tenant or its authorized personnel to the Demised Premises to retrieve personal belongings of Tenant or its employees and such other property of Tenant as is not subject to the Landlord's lien and security interest described herein. This remedy of Landlord shall be in addition to, and not in lieu of, any of its other remedies set forth in this Lease, or otherwise available to Landlord at law or in equity.

     19.4 Landlord's Right to Cure Defaults. If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, if any, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the Demised Premises for such purpose), and thereupon Tenant shall be obligated, and hereby agrees, to pay Landlord, upon demand, all costs, expenses and disbursements (including reasonable attorneys' fees) incurred by Landlord in taking such remedial actions.

     19.5 Termination by Landlord. In the event Landlord elects to terminate this Lease by reason of an Event of Default, then notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord the sum of all Rent and other indebtedness accrued to the date of such termination plus, as damages, an amount equal to the aggregate amount of the Rent and all other sums reserved hereunder for the remaining unexpired portion of the Lease Term (had this Lease not been so terminated by Landlord) less the then fair rental value of the Demised Premises for such

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period as determined by Landlord, the parties hereto hereby stipulating that such fair rental value shall in no event exceed seventy-five percent (75%) of the aggregate amount of the Rent reserved for such period.

     19.6 Termination of Tenant's Right to Possession. In the event Landlord elects to repossess the Demised Premises without terminating the Lease, then Tenant shall be liable for and shall pay to Landlord all Rent and other indebtedness accrued to the date of such repossession, plus all Rent and other sums required to be paid by Tenant to Landlord during the remainder of the Lease Term, diminished by any net sums thereafter received by Landlord through reletting the Demised Premises during said period (after deducting all expenses incurred by Landlord as provided herein). In no event shall Tenant be entitled to any excess rental obtained by reletting over and above the Rent herein reserved. Actions to collect amounts due by Tenant as provided in this Section
19.6 may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until the expiration of the Lease Term.

     19.7 Obligation to Relet. In the event of termination or repossession of the Demised Premises for an Event of Default, Landlord shall attempt to relet the Demised Premises, or any portion thereof; and in the event of any such reletting, Landlord may relet the whole or any portion of the Demised Premises for any period, to any tenant and for any use or purpose.

     Landlord and Tenant agree that any such duty to attempt to mitigate shall be satisfied and Landlord shall be conclusively deemed to have used objectively reasonable efforts to relet the Demised Premises by doing the following: (a) posting a "For Lease" sign on the Demised Premises, (b) advising Landlord's leasing staff of the availability of the Demised Premises; and (c) advising at least one commercial brokerage entity familiar with the market in which the Shopping Center is located of the availability of the Demised Premises. Furthermore, Landlord shall be required to use only the same efforts Landlord then uses to lease premises in the Shopping Center generally. Landlord shall not in any event be required to give any preference or priority to the leasing of the Demised Premises over any other space that Landlord may have available in the Shopping Center. Landlord shall not be required to: (i) take any instruction or advice given by Tenant regarding reletting the Demised Premises; (ii) accept any proposed tenant unless such tenant has a creditworthiness acceptable to Landlord in its sole discretion; (iii) accept any proposed tenant unless the proposed use of the Demised Premises by such tenant is acceptable to Landlord in its sole discretion; (iv) accept any proposed tenant unless such tenant leases the entire Demised Premises upon terms and conditions satisfactory to Landlord in its sole discretion (after giving consideration to all expenditures by Landlord for tenant improvements, broker's commissions and other leasing costs); or (v) consent to any assignment or sublease for a period which extends beyond the expiration of the current term or which Landlord would not otherwise be required to consent to under the provision of this Lease. If the rental received through reletting does not at least equal the Rent provided for herein, Tenant shall pay and satisfy the deficiency between the amount of the Rent so provided for and that received through reletting, including but not limited to, broker's fees, advertisements, concessions granted to a new tenant upon reletting, the cost of renovating, altering and decorating for a new tenant, reasonable attorney's fees and all other costs of reletting. Further, Tenant shall not in any event ever be entitled to any excess rental and other sums provided herein, and the same shall belong solely to Landlord. Nothing herein shall be construed as in any way denying Landlord the right, in the event of abandonment of the Demised Premises or other breach of this Lease by Tenant, to treat the same as an entire breach and at Landlord's option to terminate this Lease at any time thereafter as herein provided.

     19.8 Injunctive Relief. In the event of the breach or the attempted or threatened breach of any covenant or provision contained in this Lease by Tenant, Landlord shall have, in addition to all other remedies provided to it hereunder or by law or equity, the right to obtain an injunction prohibiting such breach or attempted breach without the necessity of proving the inadequacy of legal remedy, irreparable harm or probable right of recovery.

     19.9 Expenses of Litigation. In the event that either Landlord or Tenant institutes any action or proceeding to enforce payment of a monetary sum due hereunder or to otherwise enforce the performance by the other party of its obligations hereunder, the prevailing party in such action shall be entitled to recover from the non-prevailing party reasonable costs incurred by the prevailing

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

party in attempting to collect such sum or enforce such obligations, including reasonable attorneys' fees.

     19.10 Default by Landlord. In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for damages (Tenant hereby waiving the benefit of any laws granting to it a lien upon the property of Landlord and/or upon Rent due Landlord), but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty (30) days in which to cure such default or to commence to cure such default if any such default cannot be cured within such 30-day period, in which event Landlord shall prosecute such cure with diligence to a conclusion. Unless and until Landlord fails to so cure or proceed with diligence to cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its ownership of the Shopping Center and not thereafter. In the event Landlord fails to cure its default within the time period set forth herein, Tenant may, at its option (in addition to all other rights and remedies provided Tenant at law, in equity or under this Lease), upon written notice to Landlord of Tenant's intention to exercise its self-help remedies hereunder, incur any reasonable expense necessary to perform the obligation of Landlord specified in such notice and bill Landlord for the cost thereof. If Landlord has not reimbursed Tenant within thirty (30) days after receipt of Tenant's bill, Tenant may deduct the reasonable cost of such expense from the Minimum Guaranteed Rent and Additional Charges next becoming due after the expiration of said thirty (30) day period. The self-help option given in this Section is for the sole protection of Tenant, and its existence shall not release Landlord from its obligation to perform the terms, provisions, covenants and agreements herein provided to be performed by Landlord or deprive Tenant of any legal rights which it may have by reason of any such default by Landlord. Notwithstanding the foregoing, Tenant shall not deduct more than one-quarter of the Minimum Guaranteed Rental from any monthly installment thereof if there are sufficient months remaining in the Lease Term to enable Tenant to fully recover the amount owed by Landlord pursuant hereto.

     19.11 Prepaid Rental. Landlord hereby acknowledges receipt from Tenant of the Prepaid Rental to be applied to the first accruing installments of Minimum Guaranteed Rental and Additional Charges.

ARTICLE XX. WAIVER OF LANDLORD'S LIEN

     Landlord hereby waives any statutory liens and any rights of distress with respect to the personal property (trade fixtures, equipment and merchandise) of Tenant from time to time located within the Demised Premises ("Tenant's Property"). This Lease does not grant a contractual lien or any other security interest to Landlord or in favor of Landlord with respect to Tenant's Property. Respecting any lender of Tenant having a security interest in Tenant's Property ("Tenant's Lender"), Landlord agrees as follows: (i) to provide Tenant's Lender, upon written request of Tenant (accompanied by the name and address of Tenant's Lender), with a copy of any default notice(s) given to Tenant under this Lease, and (ii) to allow Tenant's Lender, prior to any termination of the Lease or repossession of the Demised Premises by Landlord, the same period of time (which period of time shall run concurrently with Tenant's cure period provided Landlord delivers a copy of any such notice of default to Tenant's Lender concurrently with delivery of such notice to Tenant), after its receipt of such copy of default notice, to cure such default as is allowed Tenant under the Lease, and (iii) to permit Tenant's Lender to go upon the Demised Premises for the purpose of removing Tenant's Property any time within twenty (20) days after the effective date of any termination of this Lease or any repossession of the Demised Premises by Landlord (with Landlord having given Tenant's Lender prior written notice of such date of termination or repossession); provided, however, Tenant's Lender shall be responsible for any damages caused to either the Demised Premises or the Shopping Center in connection with the removal of Tenant's Property and Tenant's Lender shall indemnify and hold Landlord harmless from any and all claims, damages, causes of action, costs and expenses incurred by Landlord related directly or indirectly to the removal of Tenant's Property by Tenant's Lender. Further, Tenant's Lender, as a condition hereof, shall be required to agree that in the event Tenant's Lender fails to timely remove Tenant's Property, Tenant's Lender shall be deemed to have abandoned Tenant's Property whereupon Landlord shall be entitled to dispose of Tenant's Property as Landlord deems appropriate in its sole discretion without any obligation to account for the proceeds of such disposition to either Tenant or Tenant's Lender. Landlord further agrees to

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

execute and deliver such instruments reasonably requested by Tenant's Lender from time to time to evidence or effect the aforesaid waiver and agreements of Landlord.

ARTICLE XXI. HOLDING OVER

     In the event Tenant remains in possession of the Demised Premises after the expiration of this Lease and without the execution of a new lease, it shall be deemed to be occupying the Demised Premises as a tenant at will at a rental equal to the Rent herein provided plus fifty percent (50%) of such amount and otherwise subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a tenancy at will. No holding over by Tenant after the expiration or termination of this Lease shall be construed to extend the Lease Term or in any other manner be construed as a permission by Landlord to hold over. Tenant shall indemnify Landlord (i) against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Demised Premises effective upon the termination or expiration of the Lease Term, and (ii) for all of the losses, expenses, including reasonable attorneys' fees, incurred by reason of such holding over.

ARTICLE XXII. SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE

     22.1 No Prior Lien on Shopping Center. Landlord represents that it is the owner of good and indefeasible fee simple title to the Shopping Center and to the Demised Premises, subject to no lien or encumbrance superior to the leasehold estate herein created in favor of Tenant.

     22.2 Conditional Subordination to Future First Lien. Tenant shall, upon Landlord's request, subordinate this Lease in the future to any first lien placed by Landlord upon the Demised Premises, or the Shopping Center or building of which the Demised Premises forms a part, with an Institutional First Mortgagee, provided that such lender executes and delivers to Tenant a non-disturbance agreement providing that this Lease shall not terminate, so long as Tenant is not in default under this Lease, as a result of the foreclosure of such lien, or conveyance in lieu thereof, and Tenant's rights under this Lease shall continue in full force and effect and its possession shall be undisturbed, except in accordance with the provisions of this Lease. Tenant will, upon request of either Landlord or the lienholder, be a party to such an agreement, and will agree that, if such lienholder succeeds to the interest of Landlord, Tenant will recognize said lienholder (or successor in interest of the lienholder) as its landlord under the terms of this Lease. Such agreement shall be substantially in form and content as EXHIBIT "I" attached hereto.

     22.3 Notice to Mortgagee. At any time when the holder of an outstanding mortgage, deed of trust or other lien covering Landlord's interest in the Demised Premises or the Shopping Center as a whole has given Tenant written notice of its interest in this Lease, Tenant shall not exercise any remedy for default by Landlord hereunder unless and until the holder of the indebtedness secured by such mortgage, deed of trust or other lien shall have received written notice of such default and a reasonable time for curing such default shall thereafter have elapsed.

ARTICLE XXIII. [INTENTIONALLY LEFT BLANK]

ARTICLE XXIV. [INTENTIONALLY LEFT BLANK]

ARTICLE XXV. NOTICES

     Wherever any notice is required or permitted hereunder such notice shall be in writing. Any notice required or permitted to be delivered hereunder shall be delivered by hand or sent by United States Registered or Certified Mail, Return Receipt Requested, adequate postage prepaid and, for purposes of the calculation of the various time periods referred to herein, shall be deemed received when delivered to the place for giving notice to a party referred to herein in the case of delivery by hand or upon the earlier to occur of (i) actual receipt as indicated on the signed receipt, or (ii) one (1) day after posting as herein provided, in the case of delivery by mail in the manner provided above. All notices given hereunder shall be addressed to the parties hereto at their respective addresses set out in Sections 1.1(b)(ii) and 1.1(d)(ii) above (or at Landlord's option, to Tenant at the Demised Premises), or at such other addresses as they have theretofore specified by written

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

notice, except that the Demised Premises may not be used by Tenant as its sole address for notice purposes.

ARTICLE XXVI. [INTENTIONALLY LEFT BLANK]

ARTICLE XXVII. LEASEHOLD MORTGAGES

     27.1 Leasehold Mortgages. Tenant may at any time execute and deliver one or more mortgages or deeds of trust (such mortgage or deed of trust being hereinafter called a "Leasehold Mortgage") of Tenant's leasehold estate and rights hereunder without the consent of Landlord; provided, however, that Tenant shall be and remain liable hereunder for the payment of all Rent and for the performance of all the covenants and conditions of this Lease. If either Tenant or the mortgagee under any such Leasehold Mortgage shall send Landlord a notice informing Landlord of the existence of such Leasehold Mortgage and the address of the mortgagee thereunder for the service of notices, such mortgagee shall be deemed to be a Leasehold Mortgagee as such term is used in this Lease. Landlord shall be under no obligation under this Section 27.1 to any mortgagee, grantee or corporate trustee under a Leasehold Mortgage of whom Landlord has not received such notice.

     27.2 Event of Default. If an Event of Default under this Lease shall occur, written notice thereof shall be sent by Landlord to any Leasehold Mortgagee, and Landlord shall take no action to terminate this Lease or to interfere with the occupancy, use or enjoyment of the Demised Premises unless Landlord has provided the Leasehold Mortgagee the same notice Landlord provided Tenant with respect to any Event of Default and the same time period to cure such Event of Default as provided to Tenant under this Lease.

     27.3 Exercise of Remedies. Upon Leasehold Mortgagee becoming the owner of the interest of Tenant in this Lease, Leasehold Mortgagee shall be obligated to execute an assumption agreement whereby the Leasehold Mortgagee will be responsible and directly obligated for all of the obligations and liabilities of Tenant under this Lease including without limitation, the obligation to pay all Rent and to cure any existing Events of Default with respect to this Lease. Leasehold Mortgagee shall not have the right to assign to any person such interest or such new lease without the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed. Upon any such assignment by Leasehold Mortgagee after complying with the conditions of the preceding sentence, Leasehold Mortgagee shall no longer be liable for the performance and observance of any covenants and conditions with respect to this Lease from and after the effective date of such assignment.

     27.4 Termination of Lease. If this Lease shall terminate for any reason or be rejected or disaffirmed pursuant to bankruptcy law or other law affecting creditors' rights, any Leasehold Mortgagee or a person designated by such Leasehold Mortgagee shall have the right, exercisable by notice to Landlord, within twenty (20) days after the effective date of such termination, to enter into a new lease of the Premises with Landlord. The term of said new lease shall begin on the date of the termination of this Lease and shall continue for the remainder of the Lease Term. Such new lease shall otherwise contain the same terms and conditions as those set forth herein, except for requirements which are no longer applicable or have already been performed, provided that such Leasehold Mortgagee shall have remedied all defaults on the part of Tenant hereunder which are susceptible of being remedied by the payment of money, and provided further that such new lease shall require the tenant thereunder promptly to commence, and expeditiously to continue, to remedy all other defaults on the part of Tenant hereunder. The provisions of this Section 27.4 shall survive the termination of this Lease and shall continue in full force and effect thereafter to the same extent as if this Section 27.4 were a separate and independent contract among Landlord, Tenant and each Leasehold Mortgagee. From the date on which any Leasehold Mortgagee shall execute the new lease, such Leasehold Mortgage may use and enjoy the Demised Premises without hindrance by Landlord.

     27.5 Limited Liability. No Leasehold Mortgagee shall become personally liable for the performance or observation of any covenants or conditions to be performed or observed by Tenant unless and until such Leasehold Mortgagee becomes the owner of Tenant's interest hereunder upon

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

the exercise of any remedy provided for in any leasehold mortgage or enters into a new lease with Landlord pursuant to Section 27.4 above.

     27.6 Lender's Agreement. Simultaneously with the execution of this Lease, Landlord and the Leasehold Mortgagee agree to execute a Landlord's Agreement in substantially the form attached hereto as EXHIBIT "J".

ARTICLE XXVIII. MISCELLANEOUS

     28.1 Relationship Between Parties. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of a partnership or joint venture between the parties hereto, it being understood and agreed that neither the method of computation of Rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

     28.2 Independent Obligations. Tenant shall not for any reason withhold or reduce Tenant's required payments of Rent and other charges provided in this Lease, it being agreed that the obligations of Landlord hereunder are independent of Tenant's obligations except as may be otherwise expressly provided. In this regard it is specifically understood and agreed that in the event Landlord commences any proceedings against Tenant for non-payment of Rent or any other sum due and payable by Tenant hereunder, Tenant will not interpose any counter-claim or other claim against Landlord of whatever nature or description in any such proceedings; and in the event that Tenant interposes any such counter-claim or other claim against Landlord in such proceedings, Landlord and Tenant stipulate and agree that, in addition to any other lawful remedy of Landlord, upon motion of Landlord, such counter-claim or other claim asserted by Tenant shall be severed out of the proceedings instituted by Landlord and the proceedings instituted by Landlord may proceed to final judgment separately and apart from and without consolidation with or reference to the status of such counter-claim or any other claim asserted by Tenant.

     28.3 Landlord's and Tenant's Liability. Under no circumstances whatsoever shall Landlord or Tenant ever be liable hereunder for consequential damages, punitive damages or special damages. Notwithstanding anything in this Lease to the contrary, the liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the proceeds of sale on execution of the interest of Landlord in the Shopping Center; and Landlord shall not be personally liable for any deficiency, nor shall Landlord, its agents, employees, officers, directors, shareholders, partners, successors and assigns ever be personally liable hereunder. Tenant hereby waives any and all lien rights Tenant might otherwise have under Section 91.004 of the Texas Property Code for any damages sustained by Tenant.

     28.4 Consent of Parties. Except as may be otherwise herein provided, in all circumstances under this Lease where prior consent or permission of one party ("First Party"), whether it be Landlord or Tenant, is required before the other party ("Second Party") is authorized to take any particular type of action, the matter of whether to grant such consent or permission shall be within the sole and exclusive judgment and discretion of the First Party; and it shall not constitute any nature of breach by the First Party hereunder or any defense to the performance of any covenant, duty or obligation of the Second Party hereunder that the First Party delayed or withheld the granting of such consent or permission, whether or not the delay or withholding of such consent or permission was, in the opinion of the Second Party, prudent or reasonable or based on good cause.

     28.5 No Waivers. The acceptance of any Rent by Landlord shall not constitute a waiver as to any breach of any covenants or conditions of Tenant contained herein nor a waiver of any of Landlord's rights hereunder. One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act. No right or remedy of either party hereunder or covenant, duty or obligation of either party shall be deemed waived by the other party unless such waiver is in writing and signed by the party to be charged.

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     28.6 Force Majeure. Except with respect to the payment of Rent by Tenant, for which force majeure is not applicable, whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, Landlord or Tenant shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord or Tenant, respectively.

     28.7 Certifications; Financial Statements. Tenant shall execute and deliver to Landlord, in recordable form, a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. The certificate also shall state the amount of Minimum Guaranteed Rental and Additional Charges, the dates to which Rent has been paid in advance, if any, and the amount of the Security Deposit and Prepaid Rent. The certificate shall also state whether or not, to the best of knowledge of the signer of such certificate, the Landlord is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specify each such default of which the signer may have knowledge and such other information as may be reasonably requested by a lender or proposed purchaser of the Shopping Center. Failure to deliver the certificate within ten
(10) days, after the same is requested, shall be conclusive upon the party failing to deliver the certificate for the benefit of the party requesting the certificate and any successor to the party requesting the certificate, that (i) this Lease is in full force and effect and has not been modified except as represented by the party requesting the certificate, (ii) that to Tenant's knowledge, there are no uncured defaults in Landlord's performance, and (iii) that no Rent has been paid in advance except as set forth in this Lease. Within one hundred thirty-five (135) days after the expiration of Tenant's fiscal year, Tenant shall deliver to Landlord its current financial statements of Tenant (with an opinion by a certified public accountant, if available), including a balance sheet and profit and loss statement for the fiscal year previously ended, all prepared in accordance with generally accepted accounting principles consistently applied.

     28.8 Governing Law. The laws of the State of Texas shall govern the interpretation, validity, performance and enforcement of this Lease. If any provision of this Lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby. All obligations of Landlord and Tenant (including, without limitation, any monetary obligation of Landlord or Tenant for damages for any breach of the respective covenants, duties or obligations of Landlord or Tenant hereunder) are performable exclusively in Beaumont, Jefferson County, Texas.

     28.9 No Bankruptcy. Neither Landlord, Tenant nor any Guarantor has ever filed a petition under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof or has ever had a petition filed against Tenant thereof or Guarantor or Landlord under any section or chapter of the United States Bankruptcy Code, as amended.

     28.10 Captions. The captions used herein are for convenience only and do not limit or amplify the provisions hereof.

     28.11 Genders. Whenever herein the singular number is used, the same shall include the plural and words of any gender shall include each other gender.

     28.12 Successors. The terms, provisions and covenants contained in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors, assigns (when permitted under the terms of this Lease) and legal representatives, except as otherwise herein expressly provided.

     28.13 Entire Agreement. This Lease contains the entire agreement between the parties, and no agreement shall be effective to change, modify or terminate this Lease in whole or in part unless such is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought. Landlord and Tenant hereby acknowledge that they are not relying on any representation or promise of the other, except as may be expressly set forth in this Lease.

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

     28.14 Time of the Essence. In all instances where Tenant is required hereunder to pay any sum or due any act at a particular indicated time or within an indicated period, it is understood and agreed that time is of the essence.

     28.15 [Intentionally Left Blank]

     28.16 [Intentionally Left Blank]

     28.17 Brokers. Tenant warrants that it has engaged no broker in connection with the negotiation or execution of this Lease, and no fee or commission is payable to any such broker representing Tenant in connection herewith. Landlord may or may not be obligated to pay a brokerage fee to any broker engaged by Landlord in connection with the negotiation or execution of this Lease, and if so, pursuant to a separate agreement between Landlord's broker, if any, and Landlord, to which Tenant is not a party. Landlord agrees to indemnify and hold-harmless Tenant from all claims for commissions due to any broker engaged by Landlord.

     28.18 Disclaimers. LANDLORD AND TENANT EXPRESSLY ACKNOWLEDGE AND AGREE, AS A MOVING AND MATERIAL PART OF THE CONSIDERATION FOR LANDLORD'S ENTERING INTO THIS LEASE WITH TENANT, THAT, EXCEPT TO THE EXTENT SPECIFICALLY SET FORTH IN THIS LEASE WITH PARTICULARITY, LANDLORD HAS MADE NO WARRANTIES TO TENANT AS TO THE USE OR CONDITION OF THE DEMISED PREMISES OR THE SHOPPING CENTER, EITHER EXPRESS OR IMPLIED, AND LANDLORD EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY THAT THE DEMISED PREMISES OR THE SHOPPING CENTER ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE OR ANY OTHER WARRANTY (EXPRESS OR IMPLIED) REGARDING THE DEMISED PREMISES OR THE SHOPPING CENTER. TENANT EXPRESSLY WAIVES (TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW) ANY CLAIMS UNDER FEDERAL, STATE OR OTHER LAW THAT TENANT MIGHT OTHERWISE HAVE AGAINST LANDLORD RELATING IMPLIED WARRANTIES AS TO THE USE, CHARACTERISTICS OR CONDITION OF THE DEMISED PREMISES OR THE SHOPPING CENTER. LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE NO, AND SHALL NOT BE ANY, IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER KIND ARISING OUT OF THIS LEASE AND THAT ALL EXPRESS AND IMPLIED WARRANTIES IN CONNECTION HEREWITH ARE EXPRESSLY DISCLAIMED AND WAIVED.

     28.19 Preliminary Negotiations. The submission of this Lease form by Tenant for examination does not constitute an offer to lease on the terms set forth herein. In addition Landlord and Tenant acknowledge that neither of them shall be bound by the representations, promises or preliminary negotiations with respect to the Demised Premises made by the parties respective employees or agents. It is the intention of the parties that neither party be legally bound in any way until this Lease has been fully executed by both Landlord and Tenant.

ARTICLE XXIX. REPRESENTATIONS AND WARRANTIES

     29.1 Landlord's Affirmative Covenants. Landlord covenants and agrees throughout the Lease Term, as follows:

          (a) To indemnify, protect, defend and hold Tenant harmless from and against any and all claims, demands, losses, liabilities, penalties and costs (including, without limitation, reasonable attorneys' fees at all trial and appellate levels, whether or not suit is brought) arising directly or indirectly from or out of, or in any way connected with the presence, leakage, escape, emanation or release of any Hazardous Substances on, under, above or about the Real Property or the Demised Premises caused by Landlord, its agents, employees or contractors.

          (b) To indemnify, protect, defend and hold Tenant harmless from and against any and all injury, loss, claims or damage to any person or property while on the Common Areas of the Shopping Center unless caused by an act, omission, neglect or default of Tenant, its agents, employees, contractors or invitees; and, subject to Section 13.6 hereof, to indemnify, protect, defend and hold Tenant harmless from and against any and all injury, loss, claims or damage to any person or property occasioned by any negligence or willful act or omission of Landlord, its agents, employees or contractors.

          (c) Landlord will perform all repairs and replacements which are Landlord's responsibility under the terms of this Lease in a good and workmanlike manner within the time periods set forth in this Lease.

     29.2 Landlord's Negative Covenants. Landlord covenants and agrees throughout the Lease Term not to materially reduce the number of parking spaces within the Shopping Center without providing comparable, additional parking (unless due to governmental action such as condemnation, in which event Article XVI hereof shall govern).

     29.3 Landlord's Representations. Landlord, in order to induce Tenant to enter into this Lease, hereby represents:

          (a) That, as of the Effective Date and again as of the Delivery Date, Landlord, to its current actual knowledge, is not aware of the presence of any Hazardous Substance (including without limitation asbestos material) on, under or above the Shopping Center except as reflected in the Fiesta Mart's Asbestos Inspection prepared by Analytical Labs Environmental Service Company, Inc. ("Report"), a copy of which has been made available to Tenant.

          (b) Except as set forth in the Report, that, as of the Effective Date and again as of the Delivery Date, Landlord has not received any notice with respect to, and has no current actual knowledge of, any facts which would constitute violations of any Environmental Laws relating to the use, ownership or occupancy of the Shopping Center.

          (c) Except as set forth in the Report, that, as of the Effective Date and again as of the Delivery Date, Landlord has not engaged in the generation, storage, treatment, recycling, transportation or disposal of any Hazardous Substances on, under or above the Shopping Center (any such activity is referred to herein as a "Regulated Activity") except in compliance with all applicable Environmental Laws, and no Regulated Activity engaged in by Landlord has occurred on, under or above the Shopping Center, except in compliance with applicable Environmental Laws.

          (d) That Landlord is duly organized and validly existing under the laws of the State of Texas and has full power and authority to enter into this Lease.

          (e) That Landlord is not a party to any agreement or litigation which could adversely affect the ability of Landlord to perform its obligations under this Lease or which would constitute a default on the part of Landlord under this Lease, or otherwise adversely affect Tenant's rights or entitlements under this Lease.

          (f) That Landlord is the sole fee simple owner of the Shopping Center and has good and indefeasible title thereto. Landlord is not a party to any lease, contract or agreement which restricts the use of the Demised Premises by Tenant as it relates to the Permitted Use.

          (g) That, to Landlord's knowledge, the execution, delivery and performance of this Lease by Landlord will not conflict with, be inconsistent with, or result in any breach or default of any of the terms, covenants, conditions or provisions of any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind or nature to which Landlord is a party or by which Landlord or the Demised Premises may be bound.

          (h) That any construction activities being conducted by, through or under Landlord shall be performed in a manner having as little adverse effect as possible (under the circumstances) on Tenant's use of the Demised Premises and in particular, Landlord shall use its best efforts to avoid using the parking areas directly in front of the Demised Premises as a staging area for trucks or equipment or the storage of materials as it relates to any such activities.

     29.4 Tenant's Affirmative Covenants. Tenant covenants and agrees throughout the Lease Term and all renewals thereof, as follows:

          (a) To perform all of the obligations of Tenant set forth in this Lease and in the Exhibits attached hereto.

          (b) To use the Premises only for the Permitted Use.

          (c) Subject to Landlord's repair and maintenance obligations expressly set forth in this Lease, at Tenant's sole cost and expense, to (i) maintain and keep all the Demised Premises in a good condition and state of repair, including all equipment, facilities and fixtures therein; (ii) keep all glass, including that in windows, doors and skylights, clean and in good condition, and to immediately replace any glass which may be damaged or broken with glass of equivalent quality; and (iii) keep the HVAC system serving the Demised Premises in good working order.

          (d) To (i) make all repairs, alterations or other improvements in and to the interior of Demised Premises required by governmental authority; (ii) keep the Demised Premises equipped with all safety appliances so required because of Tenant's use of the Demised Premises; (iii) procure any licenses and permits required for any such use; and (iv) comply with the orders and regulations of all governmental authorities having jurisdiction over the use of the Demised Premises. Notwithstanding anything to the contrary contained in this Lease, Tenant agrees to cause the interior of the Demised Premises (excluding structural portions constructed or installed by Landlord) to comply with all laws (including without limitation the "Americans with Disabilities Act"), codes, regulations and other governmental requirements (both now or hereafter in effect).

          (e) To pay when due the entire cost of any work on the Demised Premises, including equipment, facilities, signs and fixtures therein, undertaken by Tenant, so that the Demised Premises shall at all times be free of liens for labor and materials; to procure all necessary permits before undertaking such work; to perform such work in a good and workmanlike manner, employing materials of good quality; to comply with all governmental requirements; and to save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or arising out of such work.

          (f) To save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property while on the Demised Premises, unless caused by any act, omission, neglect or default of Landlord, its agents, employees and subcontractors; and, subject to Section 13.6 hereof, to save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by any negligent act or omission of Tenant, its agents or employees. Tenant shall additionally be obligated to maintain workers compensation insurance (with the limits required by applicable law) covering all of Tenant's employees working in the Demised Premises and to deposit with Landlord a certificate of insurance with respect thereto bearing the endorsement that the policy will not be canceled or reduced in scope of coverage or amount of coverage until thirty (30) days after written notice to Landlord. Notwithstanding the requirement that Tenant provide workers compensation insurance, in the event that Tenant elects to become a non-subscriber on a company-wide basis, the failure to continue workers compensation insurance shall not constitute an Event of Default under this Lease.

          (g) At the termination of this Lease, peaceably to give up and surrender the Demised Premises, including all alterations and additions made by Tenant and all fixtures permanently attached to the Demised Premises, during the Lease Term; except removable fixtures and such built in fixtures as Landlord shall direct Tenant to remove; the Demised Premises and improvements to be in good order, repair and condition, excepting only reasonable wear and tear, fire or other casualty, a taking by eminent domain or any repairs that are the obligation of Landlord under this Lease.

          (h) To remain fully obligated under this Lease notwithstanding any assignment or sublease, or any indulgence, granted by Landlord to Tenant or to any assignee or sublessee, unless expressly released by Landlord.

          (i) To obtain all permits or licenses necessary to conduct business and to pay all taxes upon its merchandise, stock, fixtures, equipment and leasehold improvements in the Demised Premises.

     29.5 Tenant's Negative Covenants. Tenant covenants and agrees throughout the Lease Term all renewals thereof, as follows:

          (a) Not to intentionally or negligently injure, deface or otherwise harm the Demised Premises or any part thereof or any equipment or installation therein; nor commit any nuisance; nor permit the emission of any objectionable noise or odor, nor burn any trash or refuse within the Shopping Center; nor make any use of the Demised Premises or of any part thereof or equipment therein which is improper, offensive or contrary to any law or ordinance or to reasonable rules and regulations of Landlord as such may be promulgated from time to time, or which will invalidate or increase the cost of any of Landlord's insurance over a standard rate for similar commercial properties, notwithstanding the Permitted Use; nor use any advertising medium which may constitute a nuisance, such as loud speakers or tape recorders, in a manner to be heard outside the Demised Premises; nor conduct any auction, fire, "going out of business," bankruptcy or similar distress sales; nor to sell or display merchandise on, or otherwise obstruct, the Common Area.

          (b) Not to permit to be created nor to remain undischarged, and to indemnify Landlord against, any lien, encumbrance or charge filed against the Demised Premises or any part thereof by reason of any work, labor, services or materials performed at or furnished to the Demised Premises, to Tenant, or to anyone holding the Demised Premises through or under Tenant, and not to suffer any other matter or thing whereby the estate, right and interest of Landlord in the Demised Premises or any part thereof may be impaired. Notice is hereby given that Landlord shall not be liable for any work or materials furnished to Tenant on credit and that no mechanic's or other lien for any such work or materials shall attach to or affect Landlord's interest in the Demised Premises or Shopping Center based on any work or material supplied to Tenant or anybody claiming through Tenant. Should Tenant receive written notice of such a lien having attached to Landlord's interest, Tenant shall forthwith take such action by bonding or otherwise as will remove or satisfy such lien. If Tenant shall fail to cause such lien to be discharged within thirty (30) days after receipt by Tenant of written notice of the filing thereof and before judgment or sale thereunder, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same by paying the amount reasonably claimed to be due or by bonding or other proceeding deemed appropriate by Landlord, and the amount so paid by Landlord and/or all reasonable costs and expenses, including interest at eighteen percent (18%) per annum and reasonable attorneys' fees, incurred by Landlord in procuring the discharge of such lien shall be deemed to be Additional Charges and shall be due and payable by Tenant to Landlord on the first day of the next following month.

          (c) Not to dispose of or discharge, or allow any of Tenant's employees, contractors, agents, or invitees to discharge any Hazardous Substance on, in, or about the Demised Premises. Tenant will properly store and handle any Hazardous Substance Tenant is legally permitted to bring onto the Demised Premises. Tenant will only bring onto the Demised Premises such Hazardous Substances as are necessary for Tenant to carry on the Permitted Use and then only to the extent in compliance with all applicable laws. Tenant will promptly furnish to Landlord copies of all notices given by Tenant, its agents, or employees, to any governmental agency, court, or other entity, or received by Tenant, its agents, or employees from any governmental agency, court, or other entity, in connection with any Hazardous Substance relating to the Demised Premises. Tenant will promptly notify Landlord of the pendency or threat of private or governmental claims or judicial or administrative actions relating to environmental impairment or regulatory requirements relating to Hazardous Substances on the Demised Premises caused by the acts or omissions of Tenant, its agents or employees. If Tenant defaults in any of its obligations under this Section, Landlord will have the right (but not the obligation) to cure such default (at Tenant's sole expense), including the repair of the Demised Premises. The amount so paid by Landlord, together with any reasonable attorneys' fees incurred by Landlord, will be immediately due from Tenant to Landlord as Additional Charges. Tenant hereby indemnifies, protects, defends, and holds Landlord harmless from and against any and all claims, demands, losses, liabilities, and penalties (including, without limitation, reasonable attorneys' fees at all trial and appellate levels, whether or not suit is brought) arising from or out of the presence of any Hazardous Substance on the Demised Premises or any violation of any local, state or federal environmental law, regulation, ordinance or administrative or judicial order relating to any Hazardous Substance, provided such has been caused by the acts or omissions of Tenant, its agents, contractors, employees or invitees. The provisions of this Section 29.5 (c) shall survive the expiration or earlier termination of this Lease.

     (d) Tenant shall not install any storage or other type of tanks on or under the Demised Premises or on or under the Shopping Center.

     29.6 Tenant's Representations.

     (a) That Tenant is duly organized and validly existing under the laws of the State of Texas and has full power and authority to enter into this Lease.

     (b) That Tenant is not a party to any agreement or litigation which could adversely affect the ability of Tenant to perform its obligations under this Lease or which would constitute a default on the part of Tenant under this Lease, or otherwise adversely affect Landlord's rights or entitlements under this Lease.

     (c) That all statements made here are true and correct in all material respects.

     (d) That, to Tenant's knowledge, the execution, delivery and performance of this Lease by Tenant will not conflict with, be inconsistent with, or result in any breach or default of any of the terms, covenants, conditions or provisions of any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind or nature to which Tenant is a party or by which Tenant may be bound.

     29.7 Surrender Space. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have the option to surrender 21,900 square feet of the Demised Premises as outlined in yellow on the Site Plan attached hereto as Exhibit "B" ("Surrender Space") provided (i) Tenant has delivered written notice to Landlord not later than the expiration of the eleventh (11th) month of the Lease Term of its election to deliver the Surrender Space to Landlord at the end of the first Lease Year, and (ii) Tenant is not in default with respect to this Lease at the time of its election pursuant hereto. Should Tenant fail to timely provide the required notice or be in default under this Lease, Tenant will be deemed to have waived its option to deliver the Surrender Space to Landlord. To the extent Tenant timely elects to return the Surrender Space to Landlord pursuant hereto and is not in default under this Lease, Tenant shall deliver the Surrender Space to Landlord not later than the end of the first Lease Year and shall vacate the Surrender Space not later than the expiration of the first Lease Year. Should Tenant timely elect to deliver the Surrender Space to Landlord and actually delivers possession thereof to Landlord at the expiration of the first Lease Year, the Minimum Guaranteed Rental for the remainder of the Lease Term for the remaining Demised Premises shall be $1,808,904.00, payable in monthly installments as follows:

Months   Monthly Rental
------   --------------
13-60      $15,213.00
61-120     $17,978.00

To the extent Tenant timely elects to tender the Surrender Space to Landlord pursuant hereto, Tenant shall continue to be obligated to pay all Rent and the Additional Charges which accrue pursuant to the terms of this Lease and be responsible for all of the covenants and obligations contained in this Lease as it relates to the entire Demised Premises for the remainder of the first Lease Year, and for the remaining Demised Premises for the entire Lease Term. Should Tenant default with respect to any of its obligations under this Lease prior to the delivery of the Surrender Space to Landlord, Tenant will be deemed to have waived its option to return the Surrender Space to Landlord pursuant hereto.

     EXECUTED as of the date hereinabove stated, the" Effective Date.".

                                   LANDLORD:

                                   FIESTA MART, INC.
                                   a Texas corporation


                                   By: /s/ Louis Katopodis
                                       -----------------------------------------
                                       Louis Katopodis, President


                                   TENANT:

                                   C.A.I., L.P., a Texas limited partnership

                                   By: CONN APPLIANCES, INC.,
                                       a Texas corporation,
                                       its General Partner


                                       By: /s/ C.W. Frank
                                           -------------------------------------
                                           C.W. Frank, Chief Financial Officer

                                   EXHIBIT A

                               Legal Description

BEING an 11.79 acre tract of land out of Lots 60 through 66, Inclusive, College Acres Addition, and Lots 29, 30, and 31, Columbus Cartwright Subdivision No. l, in the David Brown League, Abstract 5, Beaumont, Jefferson County, Texas, plat of said College Acres Addition being recorded in Volume 5, Page 34, and the plat of said Columbus Cartwright Subdivisions No. 1 being recorded in Volume 1, Page 112, both of the Map Records, Jefferson County, Texas, the 11.79 acre tract being located along and adjacent to the south right-of way line of College Street, along and adjacent to the east right-of-way, line of 8th Street, and along and adjacent to the north right-of-way line of Milam Street and more fully described by metes and bounds as follows;

BEGINNING at the southwest corner of Lot 29 of the Columbus Cartwright Subdivision No. l at the intersection of the east line of 8th Street and the north line of Milam Street and being the southwest corner of the 11.79 acre tract;

THENCE north 00 DEG. 02'00" west along the east line of 8th Street and the west line of the said Lot 29 and the west line of Lot 60, College Acres Addition, at 467.00' the northwest corner of said Lot 29 and the southwest corner of said Lot 60, and at 688.70' a point for corner 127.00' south of the northwest corner of said Lot 60, the northwest corner of Lot 60 being in the south line of College Street;

THENCE north 89 DEG. 45'50" east parallel to the south line of College Street, at 100.00' the east line of Lot 60 and the west line of Lot 61, and at 123.00' point for corner;

THENCE north 00 DEG. 02'00 west, parallel to the east line of 8th
Street, a distance of 127.00 feet to corner in the south line of College Street and the north line of Lot 61;

THENCE north 89 DEG. 45'50" east, along the south line of college Street and the north line of Lots 61 through 66, inclusive, College Acres Addition, a distance of 577.00' to corner at the northeast comer of Lot 66;

THENCE south 00 DEG. 09'30" cast along the cast line of Lot 66 and said east line extended, at 350.40' the southeast corner of Lot 66 and the north line of Lot 31, Columbus Cartwright Subdivisions No.1, and at 530,40' point for corner it said Lot 31;

THENCE south 87 DEG. 15'48" west, a distance of 151.65' to comer,

THENCE south 00 DEG. 05'10" east, a distance of 280' to corner in the north line of Milam Street and the south line of said Lot 30, Columbus Cartwright Subdivision No.1;

THENCE south 89 DEG. 54'10" west along the north line of Milam Street and the south line of Lots 30 and 29, Columbus Cartwright Subdivision No.1, at 220.00' the southwest comer of Lot 30 and the southeast corner of Lot 29 and at 550.00' the PLACE OF BEGINMNG containing in area 11.79 acres of land, more or less.

                                  EXHIBIT "B"

                            [LOGO] FIESTA - BEAUMONT
                                BEAUMONT, TEXAS

                                   [GRAPHIC]

                                DEMISED PREMISES

                                SURRENDER SPACE

                                  EXHIBIT "C"

                               CONSTRUCTION RIDER

     This Construction Rider is attached to and forms a part of that certain
Shopping Center Lease Agreement (the "Lease") dated                       ,
                                                    ----------------------
2000, between Fiesta Mart, Inc., as "Landlord" and C.A.I., L.P., as "Tenant".

     1. The term "Tenant's Work" shall mean all work required to be performed by Tenant, at the sole cost and expense of Tenant, to make the interior of the Demised Premises suitable for Tenant's intended use, including but not limited to the furnishing and equipping the Demised Premises. Tenant will be responsible for the construction of the interior leasehold improvements and for the installation of its fixture package in accordance with the interior detail to be provided to Landlord, and subject to Landlord's approval, as specified in Paragraph 3. below.

     2. Upon the execution of the Lease and conditioned that Tenant has provided a certificate reflecting the existence of the required Commercial General Liability Policy under Section 13.2 of the Lease, Tenant shall have the right to come onto the Demised Premises in order to, take measurements and commence Tenant's Work, including fixturing, but such entry by Tenant shall be at Tenant's sole risk.

     3. Tenant's Work will be performed in a good and workmanlike manner, without the imposition of any liens on the Shopping Center or Demised Premises. Prior to commencement of Tenant's Work, Tenant will provide a copy of Tenant's plans and specifications to Landlord for Landlord's approval, which approval will not be unreasonably withheld or delayed.

     4. Tenant shall cause Tenant's Work to be substantially completed within one hundred twenty (120) days from and after the Effective Date of the Lease, subject to the extension by virtue of force majeure only.

     5. At all times while Tenant is constructing and completing the Tenant's Work and installing its trade equipment, furniture and fixtures, Tenant shall not interfere with the conducting of business at the Shopping Center. Tenant shall comply with reasonable requests of Landlord for the purpose of avoiding such interference. If at any time during the course of Tenant's Work at the Demised Premises the storefront of the Demised Premises is not fully secure, Tenant shall construct a barricade of plywood or other material approved by Landlord to secure the Demised Premises.

     6. In connection with the performance of Tenant's Work, with respect to any labor performed or materials furnished by Tenant at the Demised Premises, the following shall apply: All such labor shall be performed and materials furnished at Tenant's own cost, expense and risk. With respect to any contract for any such labor or materials, Tenant will act as a principal and not as the agent of Landlord. Tenant agrees to indemnify and hold Landlord harmless from all claims (including costs and expenses of defending against such claims) arising or alleged to arise from any act or omission of Tenant or Tenant's agents, employees, contractors, subcontractors, laborers, materialmen or invitees or arising from any bodily injury or property damage occurring or alleged to have occurred incident to Tenant's Work at the Demised Premises. Tenant shall have no authority to place any lien upon the Demised Premises or any interest therein nor in any way to bind Landlord. If, because of any actual or alleged act or omission of Tenant, any lien, affidavit, charge or order for payment of money shall be filed against Landlord, the Demised Premises or the Shopping Center or any portion thereof or interest therein, whether or not such lien, affidavit, charge or order is valid or enforceable, Tenant shall, at its own cost and expense, cause same to be discharged of record by payment, bonding or otherwise no later than fifteen (15) days after notice to Tenant of the filing thereof, but in all events, prior to any foreclosure thereof. All of Tenant's construction at the Premises shall be performed in compliance with the working drawings, applicable codes and other legal requirements, and in a good and workmanlike manner reasonably satisfactory to Landlord and in such manner as to not cause Landlord's fire and extended coverage insurance to be canceled or the rate therefor increased. All of Tenant's construction at the Demised Premises shall be performed in compliance with the plans and specifications previously approved by Landlord in a good and workmanlike manner. Further, all such work shall be performed by Tenant in strict compliance with all applicable building codes, regulations and all other legal requirements.

     7. Upon completion of Tenant's Work by Tenant, Tenant shall deliver to the Landlord of the following:

     (a) A general contractor's affidavit and lien waiver with respect to the Demised Premises and the Shopping Center, executed by the general contractor(s) performing Tenant's Work for Tenant, stating that construction has been completed and that all materials and labor for such work have been paid in full, provided that if Tenant acts as its own general contractor, Tenant will execute such affidavit.

     (b) A sub-contractor's affidavit and lien waiver with respect to the Demised Premises and the Shopping Center, executed by each sub-contractor performing Tenant's Work of a value in excess of $10,000.00, stating that all materials and labor employed by such sub-contractor have been paid in full.

     (c) Notice from Tenant to Landlord that Tenant has opened for business at the Demised Premises, together with evidence, if required by Landlord, of payment to any contractors or subcontractors which shall then be due and owing by Tenant related to Tenant's Work.

     (d) A certificate of occupancy (or other certificates evidencing inspection and acceptance of all of Tenant's construction by appropriate governmental authorities).

     (e) Certificate of substantial completion from Tenant's architect or engineer certifying that Tenant's Work has been fully completed in accordance with the approved plans and specifications.

     (f) Delivery to Landlord of one (1) set of as-built plans for the Demised Premises.

                                  EXHIBIT "D"

                                 SIGN CRITERIA

The purpose of this sign criteria is to outline the standards which have been established to govern the design, fabrication and installation of tenant's signs on the Beaumont Shopping Center.

This information should be given to your sign company to serve as a guide in preparing their cost estimate for your approval, Three (3) copies of your sign drawings must be submitted to offices of the center's Landlord for their review and approval.

                          FASCIA MOUNTED TENANT SIGNS

     1. The maximum overall length of a sign shall not exceed 75% of the lease frontage.

     2.   The maximum overall vertical height for a sign shall not exceed twenty
          (20) inches.

     3.   The maximum overall depth of a sign shall not exceed ten (10) inches.

     4.   All signs shall be an interior-illuminated box type.

     5. All cans shall be fabricated of 20 GA. Sheetmetal with a steel angle frame. All exposed exterior surfaces sha11 match the building's canopy color.

     6.   All fasteners, screws, bolts, etc., used shall be rust proof.

     7.   All cans to be lighted with lamps overlapped for even illumination.

     8. Transformers and all electrical shall be UL approved and mounted inside of sign can.

     9.   All signs are to be centered over the leased premises.

                                   LIABILITY

     a. The sign company shall be held liable and shall bear all costs for removal, repair and/or correction of all non-conforming signs and for all buildings repairs resulting from same.

     b.   All signs shall be constructed and installed at tenant's expense.

     c. All permits for signs and their installation shall be obtained by the tenant or his representative.

     d. Tenant vacating premises for any reason shall bear all costs for removal of signs and for repair of fascia panels damaged or penetrated by tenant's sign.

                                   EXHIBIT "E"

                                    GUARANTY

     For Value Received, CONN APPLIANCES, INC., a Texas corporation, hereinafter called Guarantor, in consideration of the premises and of the benefits that will accrue (whether directly or indirectly) to Tenant and Guarantor from that certain Lease between Fiesta Mart, Inc. as Landlord, and CAI, L.P. as Tenant, covering approximately 88,293 square feet in the Beaumont Shopping Center, 3295 College Street, Beaumont, Jefferson County, Texas, (the "Lease"), which consideration is acknowledged by Guarantor to be new, independent and sufficient, and as a material inducement to Landlord to enter the Lease, Guarantor does hereby unconditionally, fully and absolutely guarantee without offset or deduction, the prompt payment when due of all sums payable by Tenant under the Lease, and to do or cause to be done, or perform or cause to be performed, all duties, covenants and obligations of Tenant under the Lease, for the full Lease Term and any renewals thereof, this Guaranty constituting an absolute and unconditional guaranty (1) of full payment, and not of collection of all sums due under the Lease, and (2) that Tenant will perform punctually and faithfully under and in accordance with the terms of the Lease. Guarantor further agrees to indemnify and hold harmless Landlord from any and all losses, damages, costs, and expenses (including, without limitation, costs of court and attorney's fees incurred by Landlord) in the event of any default or breach by Guarantor of its obligations under this Guaranty.

     Guarantor hereby agree that Guarantor, as principal obligor, will pay or otherwise provide for or bring about promptly when due all payments required of Tenant under the Lease and the timely and full performance of all duties, covenants and obligations of Tenant under the Lease, notwithstanding any fact or circumstance, including, but not limited to, (1) the liquidation, dissolution, receivership, insolvency or bankruptcy of Tenant, (2) the making by Tenant of an assignment for the benefit of its creditors, (3) the reorganization, arrangement, composition or readjustment of Tenant, or (4) any proceeding affecting the status, existence or assets of Tenant. Without limiting the foregoing, Guarantor expressly and specifically agrees that it will not be necessary or required, and Guarantor shall not be entitled to require, that Landlord shall file suit or proceed to or obtain a judgment against Tenant or any other party, or make any effort of collection from Tenant or any other party, or exercise any remedy or remedies provided in the Lease or by law before, or as a condition precedent to, enforcing the liability of Guarantor hereunder; and Guarantor, knowingly and with the express intention of extinguishing legal rights (if any may exist), hereby waives any and all rights, whether existing by rule, statute, general law, equity or otherwise, to assert or require that (1) Landlord previously seek or obtain judgment against Tenant or any other party prior to Landlord's suing Guarantor for the enforcement of this Guaranty, or (2) Landlord joins Tenant or any other party in any suit against Guarantor for the enforcement of this Guaranty.

     Guarantor waives notice of the acceptance of this Guaranty (such acceptance being hereby conclusively presumed). The obligations of Guarantor shall be continuous from the date hereof until the payment and performance hereby guaranteed has been fully paid or performed, and Guarantor's obligations hereunder shall continue in full force and effect notwithstanding (1) any release of Tenant or any other party liable for payment or performance under the Lease, (2) any changes, modifications, amendments, assignments or extensions of the Lease, or (3) any waiver or forbearance on the part of Landlord in enforcing payment or performance by Tenant under the Lease.

     Guarantor stipulates that in accordance with Article 1302-2.06, Vernon's Annotated Civil Statutes of Texas, the directors of Guarantor have determined that the action taken pursuant hereto may reasonably be expected to benefit the Guarantor, directly or indirectly.

     This Guaranty (1) constitutes the entire agreement between Guarantor and Landlord and supersedes all prior agreements or understandings, both written and oral, regarding the subject matter hereof, (2) shall inure to the benefit of Landlord and Landlord's successors and assigns, and (3) may be modified or amended only by a written instrument signed by Guarantor and Landlord and dated subsequent to the date of this Guaranty.

     Failure of Landlord to insist upon strict performance or observance of any of the terms, provisions or covenants of the Lease or to exercise any right therein contained shall not be construed as a waiver or relinquishment for the future of any such term, provision, covenant or right, but the same shall continue and remain in full force and effect. Receipt by Landlord of any monetary sum or acceptance of performance of any obligation of Tenant under the Lease with knowledge of the default or breach of any provision of the Lease shall not be deemed a waiver of such breach.

     Guarantor further agrees that in any right of action which shall accrue to Landlord with respect to the Lease or under this Guaranty, Landlord may, at its option, proceed against Tenant alone (without having made any prior demand upon Guarantor or having commenced any action against Guarantor or having obtained or having attempted to satisfy any judgment against Guarantor) or may proceed against Guarantor and Tenant, jointly or severally, or may proceed against Guarantor alone (without having made any prior demand upon Tenant or having commenced any action against Tenant or having obtained or having attempted to satisfy any judgment against Tenant other than as may be required by the Lease). Under no circumstances shall the liability of Guarantor under this Guaranty be terminated either with respect to any period of time when the liability of Tenant under the Lease continues or with respect to any circumstances as to which the liability of Tenant has not been fully discharged by performance.

     Guarantor agrees that in the event that Tenant shall become insolvent or shall be adjudicated a bankrupt, or shall file a petition for reorganization, arrangement or other relief under any present or future provisions of the National Bankruptcy Act, or if such a petition be filed by creditors of said Tenant, or if Tenant shall seek a judicial readjustment of the rights of its creditors under any present or future Federal or State law or if a receiver of all or part of its property and assets is appointed by any State or Federal court, no such proceeding or action taken therein shall modify, diminish or in any way affect the liability of Guarantor under this Guaranty and the liability of Guarantor with respect to such Lease shall be of the same scope as if Guarantor had itself executed said Lease as the named tenant thereunder and no "rejection" and/or "termination" of such Lease in any of the proceedings referred to in this paragraph shall be effective to release and/or terminate the continuing liability of Guarantor to Landlord under this Guaranty with respect to such Lease for the remainder of the lease term stated therein unaffected by any such "rejection" and/or "termination" in said proceedings; and if, in connection with any of the circumstances referred to in this paragraph, Landlord should request that Guarantor execute a new Lease for the balance of the term of said Lease (unaffected by any such "rejection" and/or "termination" in any of said proceedings), but in all other respects identical with said Lease, Guarantor shall do so as the named "Tenant" under such new Lease (irrespective of the fact that the existing Lease may have been "rejected" or "terminated" in connection with any proceedings referred to in this paragraph). In the event of failure or refusal of Guarantor to execute such new Lease as herein provided, without limiting any of the legal or equitable remedies of Landlord on account of such failure or refusal, Guarantor agrees that Landlord shall have the right to obtain a decree of specific performance against Guarantor.

     In the event of the dissolution of Guarantor while this Guaranty is in force, and without regard to whether Tenant shall be in default under the Lease, no distribution or disposition of the assets of Guarantor shall be made without first making provision acceptable to Landlord for the payment or satisfaction of Guarantor's obligations (and contingent obligations) hereunder.

     Should any portion of this Guaranty ever be held legally invalid or unenforceable, the balance of this Guaranty shall not thereby be affected, but shall remain in full force and effect in accordance with its terms and provisions.

     The stated rights and remedies of Landlord under this Guaranty against Guarantor with respect to the liability of Guarantor hereunder shall be understood as not excluding any other legal or equitable rights and remedies of Landlord against Guarantor not expressly set forth herein, but shall be understood as being cumulative of all such other legal and equitable rights and remedies of Landlord not expressly stated herein.

     All terms and provisions hereof shall inure to the benefit of the successors and assigns of Landlord and shall be binding upon the heirs, legal representatives, administrators, successors and assigns of Guarantor.

     EXECUTED by Guarantor on the day and year shown opposite Guarantor's signature below.

Date:             , 2000              CONN APPLIANCES, INC.,
      ------------                    a Texas Corporation


                                      By:
                                          --------------------------------------
                                                   Thomas J. Frank, CEO

                                  EXHIBIT "F"

                              TRASH DISPOSAL RIDER

     This Trash Disposal Rider is attached to and forms a part of that certain
Shopping Center Lease Agreement (the "Lease") dated                  , 2000, by
                                                    -----------------
and between Fiesta Mart, Inc., hereinafter referred to as "Landlord", and C.A.I., LTD., a Texas Limited Partnership, hereinafter referred to as "Tenant".

     1. Tenant agrees to contract for the supplying of a "dumpster" for Tenant's exclusive use, such dumpster to be located as a location on the Shopping Center mutually agreeable to Landlord and Tenant. Landlord's consent to the location of such dumpster at a location convenient to the Demised Premises will not be unreasonably withheld.

     2. Tenant hereby agrees to place all of its trash from the normal operation of its business activities at the Demised Premises (excluding construction) into the dumpster container so provided by Tenant, and Tenant agrees that no other trash container may be utilized by Tenant outside the Demised Premises.

     3. Tenant agrees to contract for a dumpster service which will empty the dumpster on a regular basis.

     4. In consideration for Tenant's supplying such dumpster and contracting for the service to said dumpster, Tenant shall not be required to pay, as part of the Common Area Costs or otherwise, any portion of the trash disposal expenses incurred by Landlord as a result of trash removal which may be provided for other tenants of Landlord.

     5. The foregoing provisions shall not, however, exclude Tenant from paying its Pro Rata Share of trash removal from the Common Area as part of the Common Area Costs to be prorated under the terms of the Lease.

                                   EXHIBIT "G"

                        CONFIRMATION OF DEMISED PREMISES

     This Confirmation of Demised Premises ("Confirmation") is made this
                                                                         ----
day of             , 2000 by and between Fiesta Mart, Inc. ("Landlord") and
       ------------
C.A.I., L.P. ("Tenant").

                              W I T N E S S E T H:

     WHEREAS, Landlord and Tenant have entered into that certain Shopping Center
Lease Agreement ("Lease") dated                         , 2000 for the lease of
                                ------------------------
certain premises located at                     , Texas ("Demised Premises");
                            --------------------
and

     WHEREAS, Landlord and Tenant wish to set forth certain agreements as to the exact size of the Demised Premises and issues related thereto.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration as described in the Lease, Landlord and Tenant agree as follows:

     1. Except as otherwise defined herein, all capitalized terms shall have the same meaning as set forth in the Lease.

     2. The square footage of the Demised Premises is            square feet of
                                                      ----------
space.

     3. Tenant's Pro Rata Share of Common Area Costs for the first year of the
Lease Term is estimated to be $         , payable in equal monthly installments
                               ---------
of $        , subject to adjustment as provided in Section 6.4 of the Lease.
    --------

     4. Tenant's Pro Rata Share of Insurance Premiums for the first year of the
Lease Term is estimated to be $        , payable in equal monthly installments
                               --------
of $        , subject to adjustment as provided in Section 18.4 of the Lease.
    --------

     5. Tenant's Pro Rata Share of Taxes for the first year of the Lease Term is
estimated to be $        , payable in equal monthly installments of $          ,
                 --------                                            ----------
subject to adjustment as provided in Section 18.2 of the Lease, subject reduction if tax abatement obtained.

     6. Tenant's Pro Rata Share of Water Usage Charges for the first year of the
Lease Term is estimated to be $        , payable in equal monthly installments
                               --------
of $          , subject to adjustment as provided in Section 12.3 of the Lease,
    ----------
if any.

     Except as otherwise provided herein, the Lease remains unmodified, in full force and effect. IN WITNESS WHEREOF, the parties hereto have executed this Confirmation as of the day and year first above written.

TENANT:                                          LANDLORD:

C.A.I., L.P., a Texas limited partnership        FIESTA MART, INC.
                                                 a Texas corporation
By: CONN APPLIANCES, INC.,
    a Texas corporation,
    its General Partner                          By:
                                                     ---------------------------
                                                     Louis Katopodis, President
    By:
        ------------------------------
        C. W. Frank,
        Chief Financial Officer

                                  EXHIBIT "H"

                                OPTIONS TO RENEW

     Provided there is no existing Event of Default under the Lease, Tenant may, by written notice six (6) months or more prior to the expiration of the Lease Term, advise Landlord in writing of its intention to extend the Lease Term for an additional term of five (5) years ("First Renewal Term") upon the same terms and conditions provided in this Lease (except as otherwise provided in this paragraph) commencing on the first day following the expiration of the Lease Term. The Minimum Guaranteed Rental for the First Renewal Term shall be an amount equal to the product of $4.25 multiplied by the square footage of the Demised Premises (being either 66,383 or 88,283, as applicable), payable in equal monthly installments. Failure of Tenant to give Landlord timely notice of the exercise of its renewal option shall cause the renewal option for the First Renewal Term to lapse and be of no further force and effect and the Lease Term shall expire at the end of the initial Lease Term. Provided there is no existing Event of Default, Tenant may, by written notice six (6) months or more prior to the expiration of the First Renewal Term, advise Landlord in writing of its intention to extend the First Renewal Term for an additional term of five (5) years ("Second Renewal Term") upon the same terms and conditions provided in this Lease except the Minimum Guaranteed Rental for the Second Renewal Term shall be an amount equal to the product of $5.25 multiplied by the square footage of the Demised Premises (being either 66,383 or 88,283, as applicable), payable in equal monthly installments. Should Tenant fail to timely give the requisite notice, the renewal option for the Second Renewal Term will lapse and be of no further force and effect and the Lease shall expire at the end of the First Renewal Term. Tenant shall have no further renewal options after the expiration of the Second Renewal Term. Tenant shall be obligated to execute a lease amendment evidencing Tenant's exercise of any renewal option pursuant hereto within thirty (30) days after being provided the form thereof, in the absence of which, the renewal option shall be deemed to have lapsed and the Lease shall expire at the end of the Lease Term or the First Renewal Term, as applicable.

                                   EXHIBIT "I"

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT ("Agreement")
executed by and between                                    , a(n)
                        -----------------------------------
                     ("Mortgagee") and CAI, L. P., a Texas limited partnership
--------------------
("Tenant").

                                  WITNESSETH:

     WHEREAS,                 ("Landlord") has entered into a certain lease
              ---------------
("Lease") with Tenant dated          , 2000 relating to certain premises located
                            ---------
in the County of            , City of          , State of
                 -----------          ---------           ----------
("Premises"), said Premises being more particularly described in said Lease and being situated on a portion of the real property described in EXHIBIT A attached hereto and made a part hereof; and

     WHEREAS, Mortgagee [has committed to make a] [has made a] mortgage loan to Landlord in the original principal amount of
                                             ----------------------------
Dollars ($___________), secured by a Mortgage [dated _______ ] ("Mortgage") covering the Premises [ , which Mortgage is recorded in Book _____, Page ______, of __________ ];

NOW, THEREFORE, it is mutually agreed as follows:

     1. The Lease is and shall be subject and subordinate to the Mortgage and to all renewals, modifications, consolidations, replacements and extensions of the Mortgage.

     2. In the event of a foreclosure of the Mortgage or should Mortgagee obtain title by deed in lieu thereof, or otherwise, Mortgagee, for itself, its successors or assigns (which shall include any persons acquiring title by voluntary deed, assignment or other disposition or transfer in lieu of foreclosure), agrees that the Lease remains unaffected in full force and effect and Tenant may continue its occupancy of the Premises in accordance with the terms and provisions of the Lease, so long as Tenant is not in default under the Lease beyond any applicable notice and cure period. Mortgagee agrees not to name Tenant as a party defendant in any foreclosure action.

     3. Tenant agrees to attorn to: (a) Mortgagee when in possession of the Premises; (b) a receiver appointed in an action or proceeding to foreclose the Mortgage or otherwise; or (c) to any party acquiring title to the Premises as a result of foreclosure of the Mortgage or deed in lieu thereof. Tenant further covenants and agrees to execute and deliver, upon request of Mortgagee, or its assigns, an appropriate agreement of attornment, in form and content reasonably acceptable to Tenant and Mortgagee (but which shall not amend the terms of the Lease or otherwise diminish Tenant's rights thereunder) with any subsequent titleholder of the Premises.

     4. So long as the Mortgage on the Premises remains outstanding and unsatisfied, Tenant will deliver to Mortgagee a copy of all notices of default given to Landlord by Tenant. At any time before the rights of Landlord shall have been forfeited or adversely affected because of any default under the Lease as therein provided, Mortgagee shall have the right (but not the obligation) to cure such default within the same period of time as is allowed Landlord under the Lease.

     5. If Mortgagee shall succeed to the interest of Landlord under the Lease, Mortgagee shall be bound to Tenant under all the terms, covenants and conditions of the Lease, and Tenant shall, from and after Mortgagee's succession to the interest of Landlord under the Lease, have the same remedies against Mortgagee for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against Landlord if Mortgagee had not succeeded to the interest of Landlord; provided further, however, that Mortgagee shall not be:

          (a) liable for any warranty, act or omission of any prior landlord (including Landlord), except those of a continuing nature; or

          (b) subject to any offsets or defense which Tenant might have against any prior landlord (including Landlord), except (i) offsets specifically provided for in the Lease, or (ii) those which arose out of such Landlord's default under the Lease and accrued after Tenant has notified Mortgagee and given Mortgagee an opportunity to cure as provided in Paragraph 4 above; or

          (c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or

          (d) bound by any amendment or modification of the Lease or any collateral agreement made without Mortgagee's consent.

     6. This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns (which shall include any persons acquiring title by voluntary deed, assignment or other disposition or transfer in lieu of foreclosure) of the parties.

     7. Any notices under this Agreement may be delivered by hand or sent by commercial delivery services or United States Postal Service express mail, in either case for overnight delivery with proof of service, or sent by certified mail, return receipt requested, to the following addresses:

             To Tenant:   C.A.I., L.P., a Texas limited partnership
                          c/o CONN APPLIANCES, INC.
                          P. O. Box 2358
                          Beaumont, Texas 77704
                          Attention: Mr. Thomas J. Frank, Chairman\CEO

             To Lender:
                          --------------------------

                          --------------------------

                          --------------------------

                          --------------------------

     The notice shall be deemed to have been given on the date it was actually received.

     9. This Agreement may be executed and delivered in counterparts for the convenience of the parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date indicated below their respective signatures.

MORTGAGEE:                            ------------------------------------------
                                      a(n)


                                      By:
                                          --------------------------------------
                                      Print Name:
                                                 -------------------------------
                                      Print Title:
                                                  ------------------------------

Date:                , 2000
      ---------------

TENANT:                               C.A.I., L.P., a Texas limited partnership


                                      By: CONN APPLIANCES, INC.,
                                          a Texas corporation,
                                          its General Partner


                                      By:
                                          --------------------------------------
Date:                , 2000                   Thomas J. Frank, Chairman\CEO
      ---------------

STATE OF                (S)
         ---------------
                        (S) SS:
COUNTY OF               (S)
         ---------------

     I, the undersigned, a Notary Public in and for said County in said State,
hereby certify that                        , whose name as                  of
                    -----------------------                ----------------
               , a                , is signed to the foregoing instrument, who
---------------    ---------------
is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official seal this      day of         , 20  .
                                                ----        --------    --

                                                 -------------------------------
                                                 Notary Public
                                                 State of:
                                                           ---------------------
                                                 My Commission expires:
                                                                        --------

STATE OF                (S)
         ---------------
                        (S) SS:
COUNTY OF               (S)
         ---------------

     This instrument was acknowledged before me on the      day of        ,
                                                       ----        -------
2000, by Thomas J. Frank, Chairman/CEO of Conn Appliances, Inc., a Texas corporation, on behalf of said corporation, as General Partner on behalf of CAI, L.P., a Texas limited partnership.

     Given under my hand and official seal this     day of          , 2000.
                                               ----        ---------

                                                 -------------------------------
                                                 Notary Public
                                                 State of:
                                                           ---------------------
                                                 My Commission expires:
                                                                        --------

                                   EXHIBIT J

                              LANDLORD'S AGREEMENT

     The undersigned, as lessor ("Lessor"), has entered into a lease (such lease, including all amendments, modifications, renewals, and extensions thereto, being hereinafter referred to as the "Lease"), with CAI, L.P., a Texas limited partnership, as lessee ("Lessee"), with respect to a portion of the real property more particularly described on Exhibit "A" annexed hereto and made a part hereof (the "Real Estate"). A true and complete copy of the Lease is annexed hereto as Exhibit "B". The premises leased to Lessee by the Lease are all or part of the Real Estate and are more particularly described in the Lease (the "Premises").

     Lessor has been informed that Chase Bank of Texas, National Association, individually and as Administrative Agent (the "Agent"), and NationsBank, N.A., individually and as Documentation Agent ("NationsBank"), and the other financial institutions listed on the signature pages of the Credit Agreement (as hereinafter defined) (the Agent, NationsBank and all the foregoing, are collectively the "Lenders") are providing loans to Lessee and certain of its subsidiaries to be used by Lessee and those subsidiaries by Lessee for various purposes. In connection with such financing, Lessee intends to grant to Lenders
(i) a first leasehold deed of trust or mortgage (the "Leasehold Mortgage") on Lessee's interest in the Lease and (ii) a security interest and first lien (the "Security Interest") in and to Lessee's interest in the property more particularly described in Exhibit "C" annexed hereto and made a part hereof (all of such property being hereinafter collectively referred to as the "Collateral" [PLEASE ADVISE AS TO NATURE OF COLLATERAL]), pursuant (i) to a Credit Agreement among, Lessee, certain subsidiaries of Lessee and Lenders, (ii) to various security agreements and pledge agreements such as the one contained in the Leasehold Mortgage, and (iii) to certain financing statements and other documents filed in connection therewith ((i), (ii), and (iii) collectively the "Loan Documents"). Lessor has also been informed that owners of a majority of the issued and outstanding stock of Lessee (the "Stock") intend to pledge such Stock as security for the above-referenced financings.

     For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby represent, warrant, and agree, for the benefit of Lenders, as follows:

     1. Notwithstanding any provisions to the contrary in the Lease, Lessor hereby consents to the grant of the Leasehold Mortgage on Lessee's interest in the Lease to the Agent for the benefit of the Lenders (or to a trustee for the benefit of the Agent for the benefit of the Lenders), and to the grant of the Security Interest in the Collateral pursuant to the Loan Documents. Lessor hereby further consents to the (x) recording of the Leasehold Mortgage against the Real Estate and (y) filing of any and all financing statements or other documents executed by Lessee and required or permitted under the Uniform Commercial Code of the State in which the Real Estate is located in order to perfect the Leasehold Mortgage on Lessee's interest in the Lease and the Security Interest in the Collateral. In connection therewith, Lessor agrees to execute a memorandum or short form of the Lease in recordable form and in such form as is reasonably required by Lenders and is reasonably acceptable to Lessor, provided, however, Lessee shall be obligated to simultaneously execute a Termination of Memorandum which will be held by Lessor for recording upon expiration or termination of the Lease.

     2. Lessor and Lessee hereby agree as follows:

          (a) Promptly upon default by Lessee under the Lease, Lessor shall give to the Agent written notice of such default. Such notice shall be effective in accordance with the notice provision set forth in Article XXV of The Lease, at the following address (or at such alternative address as the Agent may have given Lessor by prior written notice):

                         Chase Bank of Texas, National Association
                         712 Main Street
                         Houston, Texas 77002
                         Attn: Mr. James R. Dolphin

          (b) Agent shall have the rights of a "Leasehold Mortgagee" under
Article XXVII of the Lease;

          (c) Lessor shall accept performance by Lenders of any term, covenant, condition or agreement to be performed by Lessee under the Lease with the same force and effect as though performed by Lessee;

          (d) Upon the occurrence of a non-monetary default under the Lease by Lessee, which default Lenders intend to cure but Lenders are prevented from curing such non-monetary default within the time period set forth in the Lease because such default is of a personal nature to Lessee (such as a bankruptcy) or any cure by Lenders first requires possession of the Premises by Lenders, so long as Lenders are proceeding diligently and in good faith to cure such non-monetary default, Lenders shall be entitled to such additional time as may be necessary to cure such non-monetary default provided however, under no circumstances, shall Lenders be entitled to more than seventy-five (75) days to cure such non-monetary default from the date of Lessor's original notice to Lessee and Lenders regarding such non-monetary default.

          (e) Lenders or their trustee or designee shall have the right, without Lessor's consent, (i) to foreclose the Leasehold Mortgage or to accept assignment of Lessee's interest in the Lease in lieu of foreclosure of the Leasehold Mortgage; and (ii) to foreclosure on the Stock or to accept assignment or endorsement of the Stock, in lieu of foreclosure, or to otherwise realize on its Security Interest in some or all of the Collateral.

     3. All of the Collateral shall be and remain subject to the Leasehold Mortgage and to the Security Interest until such time as the Leasehold Mortgage and the Security Interest shall be released by the Agent.

     4. Lessor hereby agrees that any lien for rent or similar charges, whether arising by operation of law or otherwise, whether now existing or hereafter to arise, and each and every right which Lessor now has or hereafter may have, either to levy or distrain upon the Collateral or to claim or assert title to the Collateral, or make any other claim against the Collateral, whether under the Lease or the laws of the State in which the Real Estate is located, or under any other applicable Federal, State, municipal or local law, ordinance or otherwise, or under any mortgage now in effect or hereafter executed, whether by reason of a default under the Lease or otherwise, shall be subject and subordinate in every respect to all of the terms, provisions and conditions of the Leasehold Mortgage and the Loan Documents and to the Security Interest in the Collateral. Lenders and their agents and legal representatives, (i) may remove any or all of the Collateral located at the Real Estate from the Real Estate (a) whenever Lenders, in their sole discretion, believe such removal is necessary to protect the Security Interest in the Collateral; or (b) whenever Lenders seek to sell or foreclose upon the Collateral and (ii) subject to the terms and provisions of the Lease, shall have access to Real Estate, the Premises, and the Collateral at all times. Lenders shall be liable for any and all damages to the Demised Premises and Shopping Center related directly or indirectly to the removal by Lenders of the Collateral. Further, Lenders agree to indemnify and hold Lessor harmless from any and all claims, damages, causes of action, and costs and expenses incurred by Lessor as a result of Lender's access to the Real Estate, the Premises and the removal of the Collateral therefrom. Further, Lenders agree that in the event Lenders fail to remove the Collateral from the Demised Premises within twenty (20) days after receipt of notice therefrom Lessor to remove the Collateral, Lenders shall be deemed to have abandoned the Collateral whereupon Lessor shall be entitled to dispose of the Collateral as Lessor deems appropriate in its sole discretion without any obligation to account for the proceeds of such disposition to either Lessee or Lenders.

     5. Lessor hereby recognizes and acknowledges that any claim that Lenders may now have or hereafter have against the Collateral is and at all times shall be and shall be deemed to be superior to any lien, security interest or claim of any kind or nature whatsoever which Lessor now has or hereafter may have against the Collateral, whether by statute, the Lease or otherwise.

     6. Lenders may, without affecting the validity of this Agreement, increase the amount of, or extend the time of payment of, any indebtedness of Lessee to Lenders or alter the performance of any of the terms and conditions of any agreement between Lessee and Lenders, including, without limitation, the Leasehold Mortgage and the Loan Documents, without the consent of, or notice to, Lessor and without in any manner whatsoever impairing or affecting the Leasehold Mortgage or the Security Interest in the Collateral.

     7. Lessor represents, warrants and agrees that, as of the date hereof (i) the Lease is unmodified and in full force and effect; (ii) no rent, additional rent or other amounts payable by Lessee are past due under the terms of the Lease, and (iii) no violations under the terms of the Lease are in existence.

     8. The rights of Lenders and Lessor under this Agreement are in addition to, and cumulative of, any rights granted to, or for the benefit of, Lenders and Lessor under the terms of the Lease or this Agreement. This Agreement shall inure to the benefit of Lenders and Lessor and their respective successors and assigns and shall be binding upon the heirs, personal representatives, successors and assigns of Lenders, Lessor and Lessee, as applicable.

     9. Upon payment in full of the loan evidenced by the Leasehold Mortgage, Lenders shall immediately record an appropriate release of its liens pursuant thereto in the appropriate real property records of Jefferson County, Texas, at Lessee's sole cost and expense.

     IN WITNESS WHEREOF, Lessor, Lessee and Lenders have caused this Agreement
to be duly executed as of this day      of                              , 20   .
                                   ----    -----------------------------    --

                              Lessor:  BEAUMONT DEVELOPMENT GROUP, L.P.

                                       By Ashcroft Development Corporation,


Date:                , 20              By:/s/ Edwin Freedman
     ----------------    --               --------------------------------------
                                          Edwin Freedman, President


                              Lessee:  C.A.I., L.P., a Texas limited partnership

                                       By: CONN APPLIANCES, INC.,
                                           a Texas corporation,
                                           its General Partner


Date:                , 20                  By:/s/ Thomas J. Frank
     ----------------    --                   ----------------------------------
                                              Thomas J. Frank, Chairman\CEO

                              Lenders:

                                    EXHIBIT C
                             TO LANDLORD'S AGREEMENT

                                   Collateral

1.   Stock of Lessee; and

2. All of Lessee's right, title and interest in all movable trade fixtures, equipment (specifically excluding, however, any equipment which is permanently attached to the Real Estate), inventory, contract rights, goods, condemnation proceeds, insurance policies and other general intangibles (including but not limited to trademarks, trade names, and symbols), deposits, instruments and documents, and all other personal property of every kind and character, now owned or hereafter acquired by Lessee, which are now or hereafter attached to, used in connection with, or situated in, on, or about the Premises or the improvements located on the Premises or related to Lessee's rights in and to the Lease, and all proceeds and products thereof.

                                    EXHIBIT K

                            TAX ABATEMENT PROVISIONS

     Tenant has notified Landlord that Tenant plans to pursue a tax abatement related to the continued location of its executive offices in Beaumont, Jefferson County, Texas, and to such end, Landlord agrees to cooperate with Tenant, at no cost to Landlord, to achieve the maximum benefit for the Shopping Center or any part thereof, and/or the Demised Premises. Such cooperation shall include, but not be limited to, Landlord's agreement to allow the Demised Premises to be treated as a separate tax parcel from the balance of the Shopping Center if necessary to accommodate Tenant's sought for tax abatement.

     Any tax abatement actually obtained by Tenant as to all or part of the Shopping Center and/or the Demised Premises, shall attribute solely to Tenant, and not to Landlord or any other tenants of Landlord, and shall be reflected in a direct reduction in Tenant's Pro Rata Share of Taxes otherwise payable under any provisions of this Lease Agreement. As a condition to Tenant receiving credit for the entire tax abatement obtained by Tenant, Tenant shall be required to supply written confirmation to Landlord from the taxing authority granting such tax abatements specifying (a) the amount of taxes for the specified calendar year as a result of such tax abatement; and (b) the amount that such taxes would be absent such tax abatement.

     Should Tenant default with respect to its obligations under this Lease which results in the early termination or expiration of the Lease attributable thereto, should the applicable taxing authorities retroactively adjust the taxes for such prior years as if no tax abatement was granted, Tenant shall be solely responsible for all such additional taxes as a result thereof and Tenant shall remit such payment to Landlord within thirty (30) days of being invoiced for such taxes.